UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23445

Nuveen Enhanced High Yield Municipal Bond Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (312) 917-7700

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Interval Fund
Interval Funds
Nuveen Municipal
March 31, 2024
Annual
Report
Fund Name Class A1 Class A2 Class I
Nuveen Enhanced High Yield Municipal Bond Fund NHYEX NHYAX NMSSX

Table
of Contents
Important Notices 3
Portfolio Managers’ Comments 4
Fund Leverage 7
Common Share Information 8
About the Fund’s Benchmark 9
Fund Performance, Expense Ratios and Holdings Summaries 10
Expense Examples 13
Report of Independent Registered Public Accounting Firm 14
Portfolio of Investments 15
Statement of Assets and Liabilities 37
Statement of Operations 39
Statement of Changes in Net Assets 40
Statement of Cash Flows 41
Financial Highlights 42
Notes to Financial Statements 45
Important Tax Information 56
Risk Considerations 57
Additional Fund Information 58
Glossary of Terms Used in this Report 59
Liquidity Risk Management Program 60
Annual Investment Management Agreement Approval Process 61
Trustees and Officers 68

Important Notices

Portfolio Manager Updates
Effective April 10, 2023, Daniel Close, CFA, and Stephen Candido were added as portfolio managers of the Fund. Effective May 31,
2023, John Miller no longer serves as a portfolio manager of the Fund. There were no other changes to the portfolio management of the Fund during the reporting period.
Management Fees
As of May 1, 2024, the Fund’s overall complex-level fee begins at a maximum rate of 0.1600% of the Fund’s average daily managed assets, with breakpoints for eligible complex-level assets above $124.3 billion. Therefore, the maximum management fee rate for the Fund is the fund-level fee listed within this report plus 0.1600%.
Refer to the Notes to Financial Statements within this report for further details on the Fund’s management fees.

Portfolio Managers’
Comments
Nuveen Enhanced High Yield Municipal Bond Fund
This Fund features portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. The portfolio managers for the Nuveen Enhanced High Yield Municipal Bond Fund (HYIF) are Steven
Hlavin, Daniel Close, CFA, and Stephen Candido, CFA.
Portfolio Manager Updates
Effective April 10, 2023, Daniel Close and Stephen Candido were added as portfolio managers of the Fund. Effective May 31, 2023,
John Miller no longer serves as a portfolio manager of the Fund. Steven Hlavin continues to serve as a portfolio manager of the
Fund.
Here the Fund’s portfolio managers review U.S. and municipal market conditions, key investment strategies and the performance of the Nuveen Enhanced High Yield Municipal Bond Fund for the twelve-month reporting period ended March 31, 2024. For more information on the Fund’s investment objectives and policies, please refer to the Shareholder Update section at the end of the report.
What factors affected the U.S. economy and market conditions during the twelve-month reporting period ended March 31,
2024?
The U.S. economy was relatively resilient amid persistent inflationary pressure and elevated interest rates during the twelve-month period ended March 31, 2024. Gross domestic product rose at an annualized rate of 1.6% in the first quarter of 2024, slowing from
3.4% in the fourth quarter of 2023 and 2.5% in 2023 as a whole (from the 2022 annual level to the 2023 annual level), according to the U.S. Bureau of Economic Analysis advance estimate.
Inflation and central banks’ responses to it impacted investor sentiment during the reporting period. The Federal Reserve (Fed)
raised the fed funds target rate to 5.25% to 5.50% in July 2023 and has maintained that level at subsequent meetings. During the reporting period, inflation rates continued to run hotter than the target levels set by the Fed and other major central banks, although price pressures moderated significantly from the post-pandemic highs in 2022. While the Fed’s rate hiking cycle (which began in March 2022) caused uncertainty, the Fed’s pause after July 2023 led to expectations that it would begin decreasing rates some time in 2024.
During the reporting period, elevated inflation and higher borrowing costs weighed on some segments of the economy, including the real estate market. Consumer spending, however, has remained more resilient than expected, in part because of a still-strong labor market, another key gauge of the economy’s health. As of March 2024, the unemployment rate was 3.8%, near its pre-
pandemic low, with monthly job growth continuing to moderate from the faster pace earlier in the post-pandemic recovery. The strong labor market and wage gains helped the U.S. economy during the reporting period, even as the Fed sought to soften job growth to help curb inflation pressures.
Investors also continued to monitor government funding and deficits during the reporting period. The U.S. government avoided a default scenario after approving an increase to the debt ceiling limit in June 2023. At the same time, the potential for a government shutdown loomed but was ultimately avoided with funding resolutions passed in September and November 2023 and February
2024. Notably, in August 2023, ratings agency Fitch downgraded U.S. debt from AAA to AA+ based on concerns about the U.S.’s growing fiscal debt and reduced confidence in fiscal management.
The broad municipal bond market was impacted by interest rate volatility, economic uncertainty and shifting expectations about the
Fed’s monetary policy during the reporting period. Municipal yields rose across the maturity spectrum, despite a steep decline in
November-December 2023, when Treasury markets moved sharply to reassess the timing of potential Fed rate cuts and municipal yields followed in kind. The fourth quarter of 2023 saw one of the municipal bonds’ best rallies in several decades, which more than offset negative performance in much of the rest of the reporting period. Municipal credit fundamentals remained strong in the reporting period, and reduced supply issuance continued to be met with healthy demand, which helped municipal credit spreads narrow. This drove stronger performance in bonds lower down the credit ratings spectrum relative to the highest rated paper.

What key strategies were used to manage the Fund during the twelve-month reporting period ended March 31, 2024?
The Fund focuses primarily on non-investment grade and unrated municipal bonds, as well as special situations municipal securities
(special situations include stressed, distressed and defaulted securities). The portfolio management team targets municipal bond market inefficiencies to capitalize on opportunities, seeking to provide investors with a high level of tax-exempt income and the potential for capital appreciation. The Fund may source leverage through a number of methods, including investing in inverse floating rate securities, issuance of debt securities, borrowings, entering into reverse repurchase agreements, and issuance of preferred shares. Inverse floating rate securities, sometimes referred to as “inverse floaters,” are the residual interest in a tender option bond (TOB) trust. These securities can be used for a variety of reasons, including duration management, income and total return enhancement.
The Fund traded actively during the reporting period. Robust shareholder inflows allowed the Fund to continue to invest opportunistically, especially during a bout of market weakness earlier in the reporting period, which positioned the Fund well when the market rallied later in the reporting period. The Fund also reset embedded yields higher in its portfolio during the reporting period, primarily by executing on tax-loss swap opportunities. This strategy involves selling depreciated bonds with lower embedded yields to reinvest in similarly structured, higher income-producing bonds to support the Fund’s income earnings and capture tax efficiencies. In seeking buying opportunities, the Fund continued to favor longstanding sectors including land secured, charter schools, transportation and senior living.
How did the Fund perform during the twelve-month reporting period ended March 31, 2024?
For the twelve months ended March 31, 2024, the Nuveen Enhanced High Yield Municipal Bond Fund outperformed the S&P
Municipal Yield Index. For the purposes of this Performance Commentary, references to relative performance are in comparison to the S&P Municipal Yield Index.
During the reporting period, the primary contributor to the Fund’s relative performance was its high yield exposure, particularly overweights to below investment grade and non-rated bonds. Sector allocations overall also added to relative performance, especially the Fund’s overweights to strong-performing sectors such as land-secured, charter schools and senior living facilities, and underweight to hospitals, which underperformed. Individual security selection also contributed, particularly from holdings in the land-secured, transportation and industrial development revenue bond sectors. Top-contributing positions included Florida high-speed rail system Brightline Passenger Rail, which continued to see ridership growth and expansion of its service; New Jersey mega-mall and entertainment complex American Dream Meadowlands, which saw favorable sales activity and retail leasing trends;
and Sanctuary (Texas) Senior Living, as investor sentiment improved for senior living facilities.
Partially offsetting the Fund’s outperformance were its underweights to tobacco securitization and Puerto Rico bonds, two segments that performed well during the reporting period. The Fund also held exposure to certain underperforming project finance deals that detracted from relative performance, including Fulcrum Sierra BioFuels and KDC Agribusiness (both of which the Fund exited during the reporting period), and Christian Homes senior living, which the Fund continues to hold based on the portfolio management team’s long-term outlook.
The Fund continued to use leverage through preferred shares and inverse floating rate securities during the reporting period, which contributed to relative performance and was accretive to overall common share income. Leverage is discussed in more detail in the
Fund Leverage section of this report.

Portfolio Managers’ Comments
(continued)

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors.
The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard &
Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Fund Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE
One important factor impacting the returns of the Fund’s common shares relative to its comparative benchmarks was the Fund’s use of leverage through its issuance of preferred shares and investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio securities that it has bought with the proceeds of that leverage.
However, use of leverage can expose Fund common shares to additional price volatility. When the Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are higher than prior year lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.
The Fund’s use of leverage contributed to relative performance over this reporting period. In addition, the Fund’s use of leverage was accretive to overall common share income.
As of March 31, 2024 , the Fund’s percentages of leverage are as shown in the accompanying table.
* Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund’s capital structure. The Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of the Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.
THE FUND’S REGULATORY LEVERAGE
As of March 31, 2024, the Fund has issued and outstanding preferred shares in the accompanying table.
* Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements for further details.
** Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP-VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements for further details.
HYIF
Effective Leverage
*
26.60%
Regulatory Leverage
*
26.08%
Variable Rate
Preferred*
Variable Rate
Remarketed
Preferred**
Fund
Shares Issued
at Liquidation
Preference
Shares Issued
at Liquidation
Preference Total
HYIF $139,500,000 $- $139,500,000

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Fund's distributions is current as of March 31, 2024.  The Fund's distribution levels may vary over time based on the Fund's investment activity and portfolio investments value changes.
During the current reporting period, the Fund's distributions to common shareholders were as shown in the accompanying table.
The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to the Notes to Financial Statements for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, per share amounts of the
Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in the Notes to Financial Statements of this report.
REPURCHASE OFFER
In order to provide liquidity to common shareholders, the Fund has adopted a fundamental investment policy, which may only be changed by a majority vote of shareholders, to make quarterly offers to repurchase between 5% and 25% of its outstanding
Common Shares at NAV, reduced by any applicable repurchase fee. Subject to approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 7.5% of the outstanding Common Shares at NAV. The Fund does not currently expect to charge a repurchase fee.
Refer to the Notes to Financial Statements for further details on the Fund’s repurchase offer.
Monthly Distributions (Ex-Dividend Date) Class A1 Class A2 Class I
April 2023 $ 0.0325 $ 0.0340 $ 0.0370
May 2023 0.0325 0.0340 0.0370
June 2023 0.0325 0.0340 0.0370
July 2023 0.0325 0.0340 0.0370
August 2023 0.0325 0.0340 0.0370
September 2023 0.0325 0.0340 0.0370
October 2023 0.0325 0.0340 0.0370
November 2023 0.0325 0.0340 0.0370
December 2023 0.0325 0.0340 0.0370
January 2024 0.0325 0.0340 0.0370
February 2024 0.0325 0.0340 0.0370
March 2024 0.0325 0.0340 0.0370
Total Distributions from Net Investment Income $ 0.3900 $ 0.4080 $ 0.4440
Class A1 Class A2 Class I
Distribution Rate on NAV* 5.20% 5.43% 5.92%
*Distribution rate represents the latest declared distribution, annualized, divided by the Fund's current net asset value (NAV) as of the end of the reporting period.

About the Fund’s Benchmark

S&P Municipal Yield Index
: An index that is structured so that 70% of the index consists of bonds that are either not rated or are rated below investment grade, 20% are rated BBB/Baa, and 10% are rated single A. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Fund Performance, Expense Ratios and
Holdings Summaries
The Fund Performance, Expense Ratios and Holdings Summaries for the Fund are shown within this section of the report.
Fund Performance
Performance data shown represents past performance and does not predict or guarantee future results.
Investment returns
and principal value will fluctuate so that when shares are repurchased, they may be worth more or less than their original cost.
Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at NAV would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares.
Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A1 Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund’s most recent prospectus. The expense ratios shown reflect total operating expenses
(before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses. Refer to the Financial Highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
Holdings Summaries
The Holdings Summaries data relates to the securities held in the Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change. Refer to the
Fund's Portfolio of Investments for individual security information.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s
Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B,
CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Enhanced High Yield Municipal Bond Fund
(continued)
Fund Performance, Expense Ratios and Holdings Summaries
March 31, 2024

Refer to the first page of this Fund Performance, Expense Ratios and Holdings Summaries section for further expla-
nation of the information included within this section.  Refer to the Glossary of Terms Used in this Report for further definition of terms used in this section.
Fund Performance and Expense Ratios*
* For purposes of Fund performance, relative results are measured against the S&P Municipal Yield Index.
** Class A1 Shares have a maximum 2.50% sales charge (Offering Price). Class A1 Share purchases of $100,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1.50% if repur-
chased before the first day of the month in which the one-year anniversary of the purchase falls. Class A2 and Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
*** The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse Fund expenses through July 31, 2025 so that total annual Fund operating expenses (excluding distribution and/or service fees that may be applicable to a particular class of shares, issuance and dividend costs of preferred shares that may be issued by the Fund, interest expense, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, litigation expenses and extraordinary expenses) do not exceed 1.05% of the average daily managed assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
Growth of an Assumed $10,000 Investment as of March 31, 2024
 - Class A1
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.
Total Returns as of
March 31, 2024**
Average Annual Expense Ratios
***
Inception
Date 1-Year
Since
Inception Gross Net
Class A1 at NAV 6/30/21 9.21% (5.80)% 4.56% 4.04%
Class A1 at maximum Offering Price 6/30/21 6.48% (6.66)% — —
S&P Municipal Yield Index — 7.80% (0.87)% — —
Class A2 7/29/22 9.47% 1.27% 4.31% 3.79%
Class I 6/30/21 10.03% (5.11)% 3.81% 3.29%

Fund Performance, Expense Ratios and Holdings Summaries
March 31, 2024
(continued)
Holdings Summaries as of March 31, 2024
Fund Allocation
(% of net assets)
Municipal Bonds 135.0%
Common Stocks 0.1%
Variable Rate Senior Loan
Interests 0.0%
Other Assets & Liabilities, Net 1.0%
Floating Rate Obligations (1.0)%
MFP Shares, Net (35.1)%
Net Assets 100%
Bond Credit Quality
(% of total investment exposure)
AA 1.0%
BBB 1.2%
BB or Lower 14.8%
N/R (not rated) 82.9%
N/A (not applicable) 0.1%
Total 100%
Portfolio Composition
(% of total investments)
Tax Obligation/Limited 37.2%
Education and Civic
Organizations 20.5%
Transportation 12.4%
Long-Term Care 8.8%
Industrials 7.1%
Housing/Multifamily 4.6%
Consumer Staples 2.2%
Other 7.1%
Common Stocks 0.1%
Variable Rate Senior Loan
Interests 0.0%
Total 100%
States and Territories
1
(% of total municipal bonds)
Florida 18.9%
Wisconsin 13.8%
Colorado 13.3%
Texas 9.3%
New York 5.0%
California 4.2%
Utah 3.9%
Ohio 2.5%
Arizona 2.4%
Puerto Rico 2.3%
Missouri 2.1%
Louisiana 2.0%
Alabama 2.0%
Arkansas 2.0%
Illinois 1.8%
Other 14.5%
Total 100%
1 See the Portfolio of Investments for the remaining states comprising "Other" and not listed in the table above.

Expense
Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges
(loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1)
fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2024.
The beginning of the period is October 1, 2023.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by
$1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”
to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the
Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Enhanced High Yield Municipal Bond Fund
Share Class
Class A1 Class A2 Class I
Actual Performance
Beginning Account Value $ 1,000.00 $ 1,000.00 $ 1,000.00
Ending Account Value $ 1,131.50 $ 1,132.80 $ 1,135.80
Expenses Incurred During the Period $ 21.05 $ 19.73 $ 17.19
Hypothetical Performance
(5% annualized return before expenses)
Beginning Account Value $ 1,000.00 $ 1,000.00 $ 1,000.00
Ending Account Value $ 1,005.24 $ 1,006.51 $ 1,008.91
Expenses Incurred During the Period $ 19.80 $ 18.56 $ 16.17
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 3.95%, 3.70% and 3.22% for Classes A1, A2 and I, respectively, multiplied by the average account value over the period, multiplied by 183 /366 (to reflect the one-half year period).

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees and Shareholders of Nuveen Enhanced High Yield Municipal Bond
Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of
Nuveen Enhanced High Yield Municipal Bond Fund (the "Fund") as of March 31, 2024, the related statements of operations and cash flows for the year ended March 31, 2024, the statement of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2024 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public
Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, agent bank and brokers; when replies were not received from the agent bank or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
May 28, 2024
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen Enhanced High Yield Municipal Bond
Fund
Portfolio of Investments March 31,2024
Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
LONG-TERM INVESTMENTS - 135.1% (100.0% of Total Investments)
X –
MUNICIPAL BONDS - 135.0% (99.9% of Total Investments) X 533,628,683
Alabama - 2.8%
$ 4,000 Hoover Industrial Development Board, Alabama, Environmental
Improvement Revenue Bonds, United States Steel Corporation Project,
Series 2019, 5.750%, 10/01/49, (AMT)
10/29 at 100.00 $ 4,142,642
Jefferson County, Alabama, Sewer Revenue Warrants, Series 2024
:
650 (c) 5.250%, 10/01/49, (UB) 10/33 at 100.00 699,051
425 (c) 5.500%, 10/01/53, (UB) 10/33 at 100.00 463,514
250 MidCity Improvement District, Alabama, Special Assessment Revenue
Bonds, Series 2022, 4.750%, 11/01/49
11/32 at 100.00 206,227
220 Montgomery Medical Clinic Board, Alabama, Health Care Facility Revenue
Bonds, Jackson Hospital & Clinic, Series 2015, 5.000%, 3/01/36
3/26 at 100.00 180,027
Tuscaloosa County Industrial Development Authority, Alabama, Gulf
Opportunity Zone Bonds, Hunt Refining Project, Refunding Series 2019A
:
1,340 4.500%, 5/01/32, 144A 5/29 at 100.00 1,347,110
3,790 5.250%, 5/01/44, 144A 5/29 at 100.00 3,826,808
Total Alabama 10,865,379
Arizona - 3.2%
2,000 Arizona Industrial Development Authority, Arizona, Education Revenue
Bonds, Heritage Academy - Gateway and Laveen Pojects, Series 2021B,
5.000%, 7/01/51, 144A
7/28 at 103.00 1,762,211
1,800 Arizona Industrial Development Authority, Arizona, Education Revenue
Bonds, Heritage Academy - Gateway and Laveen Pojects, Taxable Series
2021A, 5.000%, 7/01/51, 144A
7/28 at 103.00 1,585,990
2,000 Arizona Industrial Development Authority, Arizona, Education Revenue
Bonds, Leman Academy of Excellence - Parker Colorado Campus Project,
Series 2019A, 5.000%, 7/01/49, 144A
7/24 at 101.00 1,871,982
110 Arizona Industrial Development Authority, Arizona, Hotel Revenue Bonds,
Provident Group Falcon Properties LLC, Project, Senior Series 2022A-1,
4.150%, 12/01/57, 144A
12/31 at 100.00 82,136
100 Arizona Industrial Development Authority, Arizona, Hotel Revenue Bonds,
Provident Group Falcon Properties LLC, Project, Subordinate Series
2022B, 5.750%, 12/15/57, 144A
12/31 at 100.00 78,733
150 Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona,
Special Assessment Revenue Bonds, Montecito Assessment District 3,
Series 2021, 3.750%, 7/01/46
7/31 at 100.00 110,363
Maricopa County Industrial Development Authority, Arizona, Education
Revenue Bonds, Sun Valley Academy, Series 2024A
:
3,100 6.625%, 7/01/59, 144A 7/31 at 100.00 3,184,684
1,000 6.750%, 7/01/63, 144A 7/31 at 100.00 1,028,656
1,655 Maricopa County Industrial Development Authority, Arizona, Education
Revenue Bonds, Villa Montessori, Inc Project, Series 2023A, 5.500%,
7/01/53
7/32 at 100.00 1,668,350
250 Sierra Vista Industrial Development Authority, Arizona, Economic
Development Revenue Bonds, Convertible Capital Appreciation Revenue
Bonds, Series 2021A, 5.375%, 10/01/56
10/29 at 103.00 194,739
500 Sierra Vista Industrial Development Authority, Arizona, Economic
Development Revenue Bonds, Convertible Capital Appreciation Revenue
Bonds, Series 2022A, 7.000%, 10/01/56
10/29 at 103.00 466,950

Nuveen Enhanced High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31,2024

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Arizona (continued)
$ 1,000 Tempe Industrial Development Authority, Arizona, Revenue Bonds,
Mirabella at ASU Project, Series 2017A, 6.125%, 10/01/47, 144A
10/27 at 100.00 $ 625,597
Total Arizona 12,660,391
Arkansas - 2.7%
4,000 Arkansas Development Finance Authority, Arkansas, Environmental
Improvement Revenue Bonds, United States Steel Corporation, Green
Series 2022, 5.450%, 9/01/52, (AMT), 144A
9/25 at 105.00 4,088,719
1,000 Arkansas Development Finance Authority, Arkansas, Environmental
Improvement Revenue Bonds, United States Steel Corporation, Green
Series 2023, 5.700%, 5/01/53, (AMT)
5/26 at 105.00 1,038,849
5,750 Arkansas Development Finance Authority, Industrial Development
Revenue Bonds, Big River Steel Project, Series 2019, 4.500%, 9/01/49,
(AMT), 144A
9/26 at 103.00 5,698,190
Total Arkansas 10,825,758
California - 5.6%
2,000 California Community Housing Agency, California, Essential Housing
Revenue Bonds, Creekwood, Series 2021A, 4.000%, 2/01/56, 144A
8/31 at 100.00 1,352,834
1,000 California Community Housing Agency, California, Essential Housing
Revenue Bonds, Mira Vista Hills  Apartments, Series 2021A, 4.000%,
2/01/56, 144A
8/31 at 100.00 715,183
4,000 California Community Housing Agency, Workforce Housing Revenue
Bonds, Annadel Apartments, Series 2019A, 5.000%, 4/01/49, 144A
4/29 at 100.00 3,327,824
250 California Enterprise Development Authority, Charter School Revenue
Bonds, Norton Science & Language Academy Project, Series 2021,
4.000%, 7/01/61, 144A
7/27 at 100.00 191,157
250 California School Finance Authority, California, Charter School Revenue
Bonds, Girls Athletic Leadership School Los Angeles Project, Series
2021A, 4.000%, 6/01/51, 144A
6/31 at 100.00 186,612
5,000 California School Finance Authority, Charter School Lease Revenue Bonds,
Pathways to College Project, Series 2023A, 7.500%, 6/15/63, 144A
6/31 at 102.00 5,149,680
California School Finance Authority, Charter School Revenue Bonds, Arts
in Action Charter Schools - Obligated Group, Series 2020A
:
1,380 5.000%, 6/01/30, 144A 6/27 at 100.00 1,294,094
500 5.000%, 6/01/59, 144A 6/27 at 100.00 354,602
250 California School Finance Authority, Charter School Revenue Bonds,
Citizens of the World Charter, Series 2022A, 6.250%, 4/01/52, 144A
4/30 at 100.00 253,611
100 California School Finance Authority, Charter School Revenue Bonds,
Partnerships to Uplift Communities Project, Refunding Social Series 2023,
5.500%, 8/01/47, 144A
8/33 at 100.00 102,634
250 California School Finance Authority, Charter School Revenue Bonds,
Russell Westbrook Obligated Group, Series 2021A, 4.000%, 6/01/51,
144A
6/27 at 100.00 187,708
500 California School Finance Authority, Charter School Revenue Bonds,
Scholarship Prep Public Schools Obligated Group, Series 2023A, 6.000%,
6/01/63, 144A
6/31 at 100.00 504,000
245 California Statewide Communities Development Authority, Statewide
Community Infrastructure Program Revenue Bonds, Series 2021C,
4.000%, 9/02/51
9/31 at 100.00 202,357
500 CMFA Special Finance Agency I, California, Essential Housing Revenue
Bonds, The Mix at Center City, Subordinate Series 2021B, 8.000%,
4/01/56, 144A
4/31 at 100.00 384,008

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
California (continued)
$ 250 CMFA Special Finance Agency, California, Essential Housing Revenue
Bonds, Latitude 33, Senior Series 2021A-2, 4.000%, 12/01/45, 144A
12/31 at 100.00 $ 206,441
290 CSCDA Community Improvement Authority, California, Essential Housing
Revenue Bonds, 1818 Platinum Triangle-Anaheim, Mezzanine Lien Series
2021B, 4.000%, 4/01/57, 144A
4/32 at 100.00 210,319
325 CSCDA Community Improvement Authority, California, Essential Housing
Revenue Bonds, 1818 Platinum Triangle-Anaheim, Social Bond Series
2021A-2, 3.250%, 4/01/57, 144A
4/32 at 100.00 233,554
250 CSCDA Community Improvement Authority, California, Essential Housing
Revenue Bonds, Acacia on Santa Rosa Creek, Mezzanine Lien Series
2021B, 4.000%, 10/01/46, 144A
10/31 at 100.00 199,734
305 CSCDA Community Improvement Authority, California, Essential Housing
Revenue Bonds, Acacia on Santa Rosa Creek, Senior Lien Series 2021A,
4.000%, 10/01/56, 144A
10/31 at 100.00 269,151
3,000 CSCDA Community Improvement Authority, California, Essential Housing
Revenue Bonds, Center City Anaheim, Series 2020A, 5.000%, 1/01/54,
144A
1/31 at 100.00 2,446,231
630 CSCDA Community Improvement Authority, California, Essential Housing
Revenue Bonds, Millennium South Bay-Hawthorne, Mezzanine Lien Series
2021B, 4.000%, 7/01/58, 144A
7/32 at 100.00 433,358
250 CSCDA Community Improvement Authority, California, Essential Housing
Revenue Bonds, Monterrey Station Apartments, Series 2021B, 4.000%,
7/01/58, 144A
7/32 at 100.00 172,762
250 CSCDA Community Improvement Authority, California, Essential Housing
Revenue Bonds, Westgate Phase 1-Pasadena Apartments, Mezzanine Lien
Series 2021B, 4.000%, 6/01/57, 144A
6/31 at 100.00 163,169
25,000 Golden State Tobacco Securitization Corporation, California, Tobacco
Settlement Asset-Backed Bonds, Capital Appreciation Series 2021B-2,
0.000%, 6/01/66
12/31 at 27.75 2,835,005
1,000 Kaweah Delta Health Care District, California, Revenue Bonds, Series
2015B, 5.000%, 6/01/40
6/25 at 100.00 947,321
Total California 22,323,349
Colorado - 17.9%
3,025 Arista Metropolitan District, Broomfield County, Colorado, General
Obligation Limited Tax Bonds, Refunding and Improvement Series 2023B,
8.250%, 12/15/39
12/28 at 103.00 3,132,616
2,500 Aurora Highlands Community Authority Board, Adams County, Colorado,
Special Tax Revenue Bonds, Refunding & Improvement Series 2021A,
5.750%, 12/01/51
12/28 at 103.00 2,320,271
500 Berthoud-Heritage Metropolitan District 10, Larimer County, Colorado,
Limited Tax General Obligation Bonds, Senior Series 2022A, 4.750%,
12/01/52
12/26 at 103.00 417,452
1,750 Bradley Heights Metropolitan District 2, Colorado Springs, El Paso County,
Colorado, General Obligation Limited Tax Bonds, Series 2021A-3, 4.750%,
12/01/51
9/26 at 103.00 1,354,831
250 Brighton Crossing Metropolitan District 4, Colorado, General Obligation
Bonds, Limited Tax Convertible to Unlimited Tax, Series 2017A, 5.000%,
12/01/47
4/24 at 102.00 242,815
Broadway Station Metropolitan District 2, Denver City and County,
Colorado, General Obligation Limited Tax Bonds, Convertible to
Unlimited Series 2019A
:
500 5.000%, 12/01/35 6/24 at 103.00 425,547
1,475 5.125%, 12/01/48 6/24 at 103.00 1,212,528

Nuveen Enhanced High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31,2024

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Colorado (continued)
$ 3,250 Broadway Station Metropolitan District 3, Denver City and County,
Colorado, General Obligation Limited Tax Bonds, Convertible to
Unlimited Series 2019A, 5.000%, 12/01/49
6/24 at 103.00 $ 2,609,263
7,872 Broadway Station Metropolitan District 3, Denver County, Colorado, Tax
Increment Supported Revenue Bonds, Series 2023A, 7.000%, 12/15/32
4/24 at 100.00 7,721,073
500 Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax
General Obligation and Special Revenue Bonds, Junior Subordinate
Series 2016, 7.000%, 12/15/57
4/24 at 100.00 353,822
1,000 Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue
Bonds, Refunding & Improvement Series 2020A, 5.000%, 12/01/51
12/25 at 103.00 923,615
500 Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue
Improvement Bonds, Series 2022, 6.500%, 12/01/53
12/27 at 103.00 512,400
1,000 Chambers Highpoint Metropolitan District No. 2, Colorado, Limited Tax
General Obligation and Special Revenue Bonds, Series 2021, 5.000%,
12/01/51
9/26 at 103.00 830,382
247 Cherry Hills City Metropolitan District, Arapahoe County, Colorado,
General Obligation Limited Tax Bonds, Subordinate Series 2020B-3,
8.000%, 12/15/47, 144A
12/25 at 103.00 226,879
500 Citadel on Colfax Business Improvement District, Aurora, Colorado,
Special Revenue and Tax Supported Bonds, Senior Series 2020A, 5.350%,
12/01/50
12/25 at 103.00 461,979
1,170 Colorado Educational and Cultural Facilities Authority, Revenue Bonds,
Rocky Mountain Classical Academy Project, Refunding Series 2019,
5.000%, 10/01/59, 144A
10/27 at 100.00 1,044,235
Colorado Health Facilities Authority, Colorado, Revenue Bonds, Ralston
Creek at Arvada Project, Series 2017A
:
225 (d) 5.250%, 11/01/32 11/25 at 102.00 78,750
670 (d) 5.500%, 11/01/37 11/25 at 102.00 234,500
1,250 (d) 5.750%, 11/01/47 11/25 at 102.00 437,500
835 (d) 6.000%, 11/01/52 11/25 at 102.00 292,250
Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sunny
Vista Living Center Project, Refunding & Improvement Series 2015A
:
500 (d) 5.500%, 12/01/30, 144A 12/25 at 100.00 410,596
500 (d) 6.250%, 12/01/50, 144A 12/25 at 100.00 338,888
500 Copperleaf Metropolitan District 6, Arapahoe County, Colorado, Limited
Tax, General Obligation Bonds, Subordinate Series 2022B, 6.000%,
12/15/41
3/27 at 103.00 493,162
1,000 Crossroads Metropolitan District 1, El Paso County, Colorado, Limited Tax
General Obligation and Special Revenue Bonds, Series 2022, 6.500%,
12/01/51
12/29 at 103.00 993,218
600 Falcon Area Water and Wastewater Authority (El Paso County, Colorado),
Tap Fee Revenue Bonds, Series 2022A, 6.750%, 12/01/34, 144A
9/27 at 103.00 602,722
500 Glen Metropolitan District 3, El Paso County, Colorado, General
Obligation Limited Tax Bonds, Series 2021, 4.250%, 12/01/51, 144A
12/26 at 103.00 381,862
1,277 Grand Avenue Metropolitan District, In the City of Aurora, Arapahoe
County, Colorado, Limited Tax General Obligation Bonds, Series 2023,
8.125%, 12/01/52
3/28 at 103.00 1,283,748
5,000 Green Valley Ranch East Metropolitan District 6, Adams County, Colorado,
Limited Tax General Obligation Bonds, Series 2020A-3, 5.875%, 12/01/50
9/25 at 103.00 5,017,986
1,335 Hess Ranch Metropolitan District 5, Parker, Colorado, Special Assessment
Revenue Bonds, Special Improvement District 1, Series 2024A-1, 6.000%,
12/01/43, (WI/DD)
3/29 at 103.00 1,346,711

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Colorado (continued)
$ 1,500 Independence Metropolitan District 3, Elbert County, Colorado, Limited
Tax General Obligation Bonds, Series 2019A, 6.250%, 12/01/49
6/24 at 103.00 $ 1,438,145
1,000 Kremmling Memorial Hospital District, Colorado, Certificates of
Participation, Series 2024, 6.625%, 12/01/56, 144A
12/31 at 103.00 974,833
1,000 Ledge Rock Center Commercial Metropolitan District (In the Town of
Johnstown, Weld County, Colorado), Limited Tax General Obligation
Bonds, Series 2022, 7.375%, 11/01/52, 144A
11/29 at 103.00 1,014,457
500 Mountain Brook Metropolitan District, Longmont, Boulder County,
Colorado, Limited Tax General Obligation Bonds, Series 2021, 4.750%,
12/01/51
12/26 at 103.00 396,733
1,000 Mulberry Metropolitan District 2, Fort Collins, Colorado, Limited Tax
General Obligation Bonds, Series 2022A, 7.000%, 12/01/52
12/27 at 103.00 1,031,605
500 North Pine Vistas Metropolitan District 3, Castle Pines, Douglas County,
Colorado, Limited Tax General Obligation Bonds, Subordinate Series
2021B, 4.625%, 12/15/51 - AGM Insured
12/26 at 103.00 433,581
2,000 North Range Metropolitan District 3, Adams County, Colorado, Limited
Tax General Obligation Bonds, Series 2020A-3, 5.250%, 12/01/50
12/25 at 103.00 1,977,226
1,000 Peak Metropolitan District 3, Colorado Springs, El Paso County, Colorado,
Limited Tax General Obligation Bonds, Series 2022A-1, 7.500%, 12/01/52
12/27 at 103.00 1,013,010
2,498 Pioneer Community Authority Board (Weld County, Colorado), Special
Revenue Bonds, Series 2022, 6.500%, 12/01/34
6/29 at 103.00 2,438,345
500 Prairie Song Metropolitan District 4, Windsor, Colorado, Limited Tax
General Obligation Bonds, Series 2021, 6.000%, 12/01/51, 144A
12/28 at 103.00 456,086
1,310 Pueblo Urban Renewal Authority, Colorado, Tax Increment Capital
Appreciation Revenue Bonds, EVRAZ Project, Series 2021A and Tax
Increment Revenue Capital Appreciation Bonds, Series 2021B, 0.000%,
12/01/25, 144A
No Opt. Call 1,168,484
4,015 Pueblo Urban Renewal Authority, Colorado, Tax Increment Revenue
Bonds, EVRAZ Project, Series 2021A, 4.750%, 12/01/45, 144A
12/30 at 100.00 2,724,624
1,000 Reagan Ranch Metropolitan District 1, Colorado Springs, Colorado,
General Obligation Bonds, Limited Tax Series 2021-3, 5.375%, 12/01/51
12/26 at 103.00 874,924
1,370 RM Mead Metropolitan District, Weld County, Colorado, Limited Tax
General Obligation Bonds, Series 2020A, 5.250%, 12/01/50
9/25 at 103.00 1,329,740
500 RRC Metropolitan District 2, Jefferson County, Colorado, Limited Tax
General Obligation Bonds, Series 2021, 5.250%, 12/01/51
12/26 at 103.00 435,803
750 Sagebrush Farm Metropolitan District 1, Aurora, Adams County, Colorado,
General Obligation Limited Tax Bonds, Series 2022A, 6.375%, 12/01/42
12/29 at 103.00 765,870
500 Senac South Metropolitan District No. 1, Aurora, Colorado, General
Obligation Bonds, Limited Tax Series 2021A(3), 5.250%, 12/01/51
12/26 at 103.00 445,362
1,500 Sky Ranch Community Authority Board (Arapahoe County, Colorado),
Limited Tax Supported District No. 3 Senior Bonds (Tax-Exempt Fixed
Rate), Series 2022A and Subordinate Bonds (Tax-Exempt Fixed Rate),
Series 2022B(3), 5.750%, 12/01/52, 144A
9/27 at 103.00 1,459,322
500 Third Creek Metropolitan District 1, Commerce City, Colorado, Limited
Tax General Obligation Bonds, Series 2022A-1, 4.750%, 12/01/51, 144A
3/27 at 103.00 399,474
Transport Metropolitan District 3, In the City of Aurora, Adams County,
Colorado, General Obligation Limited Bonds, Series 2021A-1
:
1,000 4.125%, 12/01/31 3/26 at 103.00 913,536
1,000 5.000%, 12/01/41 3/26 at 103.00 870,977
1,210 5.000%, 12/01/51 3/26 at 103.00 996,592
500 Tree Farm Metropolitan District, Eagle County, Colorado, General
Obligation Limited Tax Bonds, Series 2021, 4.750%, 12/01/50, 144A
12/26 at 103.00 444,003

Nuveen Enhanced High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31,2024

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Colorado (continued)
$ 1,000 USAFA Visitor's Center Business Improvement District, Colorado Springs,
Colorado, Special Revenue Bonds, Series 2022A,, 5.000%, 12/01/52,
144A
12/26 at 103.00 $ 885,280
500 Villages at Johnstown Metropolitan District 7, Johnstown, Colorado,
Limited Tax General Obligation Bonds, Series 2022A(3), 6.250%, 12/01/52
6/27 at 103.00 508,689
500 West Globeville Metropolitan District 1, Denver, Colorado, General
Obligation Limited Tax Bonds, Series 2022, 6.750%, 12/01/52
12/29 at 103.00 484,110
500 Westgate Metropolitan District, Colorado Springs, El Paso County,
Colorado, General Obligation Limited Tax Bonds, Series 2022, 5.125%,
12/01/51
3/27 at 103.00 443,552
500 Westwood Metropolitan District, Thornton, Adams County, Colorado,
Limited Tax General Obligation Bonds, Senior Series 2021A, 4.000%,
12/01/51, 144A
9/26 at 103.00 382,203
5,000 (e) Windler Public Improvement Authority, Aurora, Colorado, Limited Tax
Supported Revenue Bonds, Convertible Capital Appreciation Series
2021A-2, 0.000%, 12/01/41, 144A
9/26 at 97.43 3,398,491
Windler Public Improvement Authority, Aurora, Colorado, Limited Tax
Supported Revenue Bonds, Series 2021A-1
:
1,000 4.000%, 12/01/41, 144A 9/26 at 103.00 809,077
5,750 4.125%, 12/01/51, 144A 9/26 at 103.00 4,209,180
Total Colorado 70,824,915
Connecticut - 1.7%
3,550 Connecticut Development Authority, Airport Facilities Revenue Bonds,
Learjet Inc., Series 2004, 7.950%, 4/01/26, (AMT)
4/24 at 100.00 3,551,151
4,000 Connecticut Health and Educational Facilities Authority, Revenue Bonds,
Mary Wade Home Issue, Series 2019A-1, 5.000%, 10/01/54, 144A
10/24 at 104.00 3,121,077
Total Connecticut 6,672,228
Delaware - 0.3%
1,100 Delaware Economic Development Authority, Revenue Bonds, ASPIRA of
Delaware Charter Operations, Inc. Project, Series 2016A, 5.000%, 6/01/51
6/26 at 100.00 999,810
Total Delaware 999,810
District of Columbia - 0.1%
300 District of Columbia Revenue Bonds, Rocketship Education DC Public
Charter School Inc., Obligated Group -Issue 3, Series 2024A, 5.750%,
6/01/54
6/31 at 100.00 303,299
Total District of Columbia 303,299
Florida - 25.4%
250 Alachua County Health Facilities Authority, Florida, Health Facilities
Revenue Bonds, Terraces at Bonita Springs Project, Refunding Series
2022A, 5.000%, 11/15/61, 144A
11/29 at 103.00 173,472
250 Alachua County Health Facilities Authority, Florida, Health Facilities
Revenue Bonds, Terraces at Bonita Springs Project, Taxable Refunding
Series 2022B, 6.500%, 11/15/33, 144A
No Opt. Call 216,784
250 Avenir Community Development District, Palm Beach Gardens, Florida,
Special Assessment Bonds, Area 3 - Master Infrastructure Project, Series
2023, 5.625%, 5/01/54
5/33 at 100.00 255,029
15,020 Capital Trust Agency, Florida, Revenue Bonds, Educational Growth Fund,
LLC, Charter School Portfolio Projects, Subordinate Series 2021B, 0.000%,
7/01/61, 144A
No Opt. Call 988,215
1,345 Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School
Project, Series 2019A, 5.000%, 10/15/54, 144A
10/27 at 100.00 1,259,203

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Florida (continued)
Capital Trust Agency, Florida, Senior Living Facilities Revenue Bonds, Elim
Senior Housing, Inc. Project, Series 2017
:
$ 250 5.375%, 8/01/32, 144A 8/24 at 103.00 $ 217,357
175 5.625%, 8/01/37, 144A 8/24 at 103.00 143,903
Capital Trust Authority, Florida, Educational Facilities Revenue Bonds,
Imagine School at West Pasco Project, Series 2023A
:
500 6.500%, 12/15/53, 144A 12/30 at 100.00 513,297
4,100 6.500%, 12/15/58, 144A 12/30 at 100.00 4,186,391
Capital Trust Authority, Florida, Educational Facilities Revenue Bonds, IPS
Enterprises, Inc. Projects, Refunding Series 2023A
:
1,750 6.250%, 6/15/53, 144A 6/30 at 100.00 1,814,854
2,600 6.375%, 6/15/58, 144A 6/30 at 100.00 2,695,834
1,890 Celebration Pointe Community Development District 1, Alachua County,
Florida, Special Assessment Revenue Bonds, Series 2021, 4.000%,
5/01/53
5/31 at 100.00 1,554,245
1,800 Florida Development Finance Corporation, Educational Facilities Revenue
Bonds, Creative Inspiration Journey School of St. Cloud, Series 2021A,
5.000%, 6/15/56, 144A
6/29 at 102.00 1,508,919
1,420 Florida Development Finance Corporation, Educational Facilities Revenue
Bonds, Discovery High School Project, Series 2020A, 5.000%, 6/01/40,
144A
6/29 at 100.00 1,226,601
100 Florida Development Finance Corporation, Educational Facilities Revenue
Bonds, Dreamers Academy Project, Series 2022A, 6.000%, 1/15/57, 144A
1/28 at 101.00 77,643
360 Florida Development Finance Corporation, Educational Facilities Revenue
Bonds, Miami Arts Charter School Projects, Series 2014, 5.625%, 6/15/29,
144A
6/24 at 100.00 340,326
500 Florida Development Finance Corporation, Educational Facilities Revenue
Bonds, Southwest Charter Foundation Inc Projects, Series 2017A, 6.125%,
6/15/47, 144A
6/27 at 100.00 500,447
1,400 Florida Development Finance Corporation, Florida, Solid Waste Disposal
Revenue Bonds, Waste Pro USA, Inc. Project, Series 2023, 6.125%,
7/01/32, (AMT), (Mandatory Put 7/01/26), 144A
4/26 at 100.00 1,429,092
30,485 Florida Development Finance Corporation, Florida, Surface Transportation
Facility Revenue Bonds, Brightline Passenger Rail Project, Green Series
2019B, 7.375%, 1/01/49, (AMT), 144A
4/24 at 107.00 31,819,222
4,000 Florida Development Finance Corporation, Florida, Surface Transportation
Facility Revenue Bonds, Brightline Passenger Rail Project, Series 2019A-2,
6.250%, 1/01/49, (AMT), (Mandatory Put 12/18/24), 144A
4/24 at 100.00 4,000,937
Florida Development Finance Corporation, Florida, Surface Transportation
Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project, Series
2019A
:
4,240 6.375%, 1/01/49, (AMT), (Mandatory Put 1/01/26), 144A 4/24 at 101.00 4,241,456
4,125 6.500%, 1/01/49, (AMT), (Mandatory Put 1/01/29), 144A 4/24 at 101.00 4,127,154
5,400 Florida Development Finance Corporation, Revenue Bonds, Brightline
Florida Passenger Rail Expansion Project, Series 2023A, 7.500%, 7/01/57,
(AMT), (Mandatory Put 8/15/24)
4/24 at 104.00 5,369,943
5,805 Florida Development Finance Corporation, Revenue Bonds, Brightline
Florida Passenger Rail Expansion Project, Series 2023C, 8.250%, 7/01/57,
(AMT), (Mandatory Put 8/15/24), 144A
4/24 at 100.00 5,803,782
1,995 Florida Housing Finance Corporation, Multifamily Mortgage Revenue
Bonds, Brookside Square Apartments, Series 2015J, 5.000%, 6/01/57,
(Mandatory Put 6/01/32)
6/31 at 100.00 1,874,435

Nuveen Enhanced High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31,2024

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Florida (continued)
$ 1,000 Kelly Park Community Development District, Florida, Special Assessment
Revenue Bonds, Assessment Area One Project Series 2023, 6.250%,
11/01/53, 144A
11/33 at 100.00 $ 1,034,146
1,210 Lake County, Florida Retirement Facility Revenue Bonds, Lakeside at
Waterman Village Project, Series 2020A, 5.750%, 8/15/50
8/27 at 103.00 1,135,162
1,420 Lakewood Ranch Stewardship District, Florida, Special Assessment
Revenue Bonds, Taylor Ranch Project, Series 2023, 6.300%, 5/01/54
5/33 at 100.00 1,493,067
2,850 Lee County Industrial Development Authority, Florida, Charter School
Revenue Bonds, Lee County Community Charter Schools, Series 2024A,
6.250%, 6/15/42, 144A
6/31 at 103.00 2,895,842
145 Mandarin Grove Community Development District, Manatee County,
Florida, Special Assessment Revenue Bonds, 2022 Project Series 2022,
6.625%, 5/01/53, 144A
5/42 at 100.00 157,192
3,000 Miami-Dade County Housing Finance Authority, Florida, Multifamily
Mortgage Revenue Bonds, Wynwood Works, Series 2023B, 5.780%,
6/01/27, (Mandatory Put 6/01/26), 144A
No Opt. Call 3,019,550
1,000 Miami-Dade County Industrial Development Authority, Florida, Industrial
Development Revenue Bonds, CFC-MB I, LLC Collins Park Housing Project
Series 2023, 6.250%, 1/01/59, 144A
1/33 at 100.00 1,006,905
415 Middleton Community Development District A, Florida, Special
Assessment Revenue Bonds, Series 2022, 6.200%, 5/01/53, 144A
11/30 at 100.00 435,266
70 North Powerline Road Community Development District, Polk County,
Florida, Special Assessment Revenue Bonds, Series 2022, 5.625%,
5/01/52, 144A
5/32 at 100.00 70,948
1,725 Parrish Lakes Community Development District, Manatee County, Florida,
Capital Improvement Revenue Bonds, Assessment Area 2, Series 2023A,
5.625%, 5/01/53, 144A
5/33 at 100.00 1,756,976
800 Pine Island Community Development District, Florida, Special Assessment
Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35
4/24 at 100.00 800,124
580 Pinellas County Health Facilities Authority, Florida, Health Care Facilities
Revenue Bonds, Mease Life, Inc. Project, Refunding Series 2021, 7.000%,
1/01/57, 144A
4/24 at 107.00 567,528
1,000 Rye Ranch Community Development District, Manatee County, Florida,
Special Assessment Revenue Bonds, Pod B - Assessment Area 1, Series
2023, 6.000%, 11/01/53, 144A
11/33 at 100.00 1,031,534
500 Sawyers Landing Community Development District, Florida, Special
Assessment Revenue Bonds, Series 2021, 4.250%, 5/01/53, 144A
5/31 at 100.00 400,598
Seminole County Industrial Development Authority, Florida, Retirement
Facility Revenue Bonds, Legacy Pointe At UCF Project, Series 2019A
:
415 5.000%, 11/15/29 11/26 at 103.00 391,267
3,980 5.500%, 11/15/49 11/26 at 103.00 3,334,963
1,500 5.750%, 11/15/54 11/26 at 103.00 1,262,948
110 Seminole County Industrial Development Authority, Florida, Retirement
Facility Revenue Bonds, Legacy Pointe At UCF Project, Series 2019B,
4.250%, 11/15/26
4/24 at 100.00 107,414
465 Three Rivers Community Development District, Florida, Special
Assessment Revenue Bonds, South Assessment Area Series 2021B,
4.625%, 5/01/36, 144A
4/24 at 100.00 452,188
2,000 Tradition Community Development District 1, Port Saint Lucie, Florida,
Irrigation System Revenue Bonds, Existing System Series 2017, 4.500%,
10/01/47
10/27 at 100.00 1,849,653
225 Village Community Development District 15, Florida, Special Assessment
Revenue Bonds, Series 2023, 5.250%, 5/01/54, 144A
5/31 at 100.00 233,524

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Florida (continued)
$ 665 West Villages Improvement District, Florida, Special Assessment Revenue
Bonds, Unit of Development 7 Villages F-3 and G-1B Series 2023, 6.250%,
5/01/54
5/34 at 100.00 $ 705,278
Total Florida 100,480,614
Georgia - 0.4%
1,950 (d) Atlanta Development Authority, Georgia, Senior Health Care Facilities
Revenue Bonds, Georgia Proton Treatment Center Project, Current
Interest Series 2017A-1, 7.000%, 1/01/40
1/28 at 100.00 877,500
500 Cobb County Development Authority, Georgia, Charter School Revenue
Bonds, Northwest Classical Academy, Inc. Project, Series 2023A, 6.375%,
6/15/58, 144A
6/31 at 100.00 504,097
Total Georgia 1,381,597
Hawaii - 0.8%
1,000 Hawaii County, Hawaii, Special Tax Revenue Bonds, Community Facilities
District 1-2021, Kaloko Heights Project, Series 2023, 7.250%, 5/15/52,
144A
5/33 at 100.00 1,006,297
2,000 Hawaii Department of Budget and Finance, Special Purpose Revenue
Bonds, Hawaii Pacific University, Series 2013A, 6.875%, 7/01/43, 144A
4/24 at 100.00 2,001,227
Total Hawaii 3,007,524
Idaho - 0.9%
2,000 Idaho Falls Auditorium District, Idaho, Certifications of
Participation,  Annual Appropriation Series 2021, 5.250%, 5/15/51, 144A
5/26 at 102.00 1,988,422
Idaho Housing and Finance Association, Nonprofit Facilities Revenue
Bonds, Doral Academy of Idaho, Series 2021A
:
730 5.000%, 7/15/41, 144A 7/26 at 103.00 649,677
250 5.000%, 7/15/56, 144A 7/26 at 103.00 206,534
250 Idaho Housing and Finance Association, Nonprofit Facilities Revenue
Bonds, Gem Prep Meridian South Charter School Project, Series 2021,
4.000%, 5/01/56, 144A
11/25 at 100.00 176,446
500 Spring Valley Community Infrastructure District 1, Eagle, Idaho, Special
Assessment Bonds, Series 2024, 6.250%, 9/01/53, 144A
3/29 at 103.00 505,708
Total Idaho 3,526,787
Illinois - 2.4%
388 Chicago, Illinois, Certificates of Participation, Tax Increment Allocation
Revenue Note, North Pullman Chicago Neighborhood Initiative, Inc.
Redevelopement Project-Whole Foods Warehouse & Distribution Facility,
Series 2016A, 5.000%, 3/15/34, 144A
4/24 at 100.00 388,105
Illinois Finance Authority, Charter School Revenue Bonds, Art in Motion
AIM Project, Series 2021A
:
1,000 4.000%, 7/01/31, 144A No Opt. Call 859,850
1,500 5.000%, 7/01/51, 144A 7/31 at 100.00 1,105,388
2,750 5.000%, 7/01/56, 144A 7/31 at 100.00 1,976,878
465 Illinois Finance Authority, Education Revenue Bonds, Noble Network of
Charter Schools, Series 2013, 6.000%, 9/01/32
4/24 at 100.00 465,391
250 Illinois Finance Authority, Revenue Bonds, Admiral at the Lake Project,
Refunding Series 2017, 5.500%, 5/15/54
5/24 at 103.00 200,530
Illinois Finance Authority, Revenue Bonds, Christian Homes Inc. Obligated
Group, Refunding Series 2016
:
1,280 (d) 5.000%, 5/15/31 5/26 at 100.00 544,000
2,800 (d) 5.000%, 5/15/36 5/26 at 100.00 1,190,000

Nuveen Enhanced High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31,2024

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Illinois (continued)
$ 500 (d) Illinois Finance Authority, Revenue Bonds, Christian Horizons Obligated
Group, Series 2021A, 4.000%, 5/15/41
5/28 at 103.00 $ 212,500
500 Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series
2019A, 6.125%, 4/01/58, 144A
10/28 at 100.50 479,040
2,000 Illinois Finance Authority, Solid Waste Revenue Bonds, LRS Holdings LLC
Project, Series 2023B, 7.375%, 9/01/42, (Mandatory Put 9/01/33), 144A
6/33 at 100.00 2,176,759
Total Illinois 9,598,441
Indiana - 1.0%
85 Indiana Finance Authority, Educational Facilities Revenue Bonds, Circle
City Preparatory Inc. Project, Series 2021A, 5.000%, 12/01/30, 144A
12/27 at 103.00 81,369
775 Indiana Finance Authority, Educational Facilities Revenue Bonds,
University of Evansville Project, Series 2022A, 5.250%, 9/01/57
9/32 at 100.00 745,795
750 Indiana Housing and Community Development Authority, Multifamily
Housing Revenue Bonds, Vita of New Whiteland Project, Series 2022,
6.750%, 1/01/43
1/33 at 100.00 755,305
1,000 Indianapolis Local Public Improvement Bond Bank, Indiana, Revenue
Bonds, Convention Center Hotel Subordinate Series 2023F-1, 7.750%,
3/01/67
3/33 at 100.00 1,061,456
1,360 Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC
Project, Series 2013, 7.000%, 1/01/44, (AMT)
4/24 at 100.00 1,362,841
Total Indiana 4,006,766
Kansas - 2.2%
500 Hutchinson, Kansas, Hospital Facilities Revenue Bonds, Hutchinson
Regional Medical Center, Inc., Series 2016, 5.000%, 12/01/41
12/26 at 100.00 457,262
500 Kansas Development Finance Authority Revenue Bonds, Village Shalom
Project, Series 2018A, 5.250%, 11/15/53
4/24 at 103.75 360,067
6,250 (d) Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds,
Prairiefire at Lionsgate Project, Series 2012, 5.250%, 12/15/29
4/24 at 100.00 3,218,750
4,000 Wichita, Kansas, Health Care Facilities Revenue Bonds, Presbyterian
Manors, Series 2013IV-A, 6.500%, 5/15/48
4/24 at 100.00 3,651,602
1,000 Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax
Special Obligation Bonds, Village East Project Areas 2B 3 and 5, Series
2022, 5.750%, 3/01/41, 144A
3/29 at 103.00 972,325
Total Kansas 8,660,006
Louisiana - 2.8%
1,500 Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Lincoln
Preparatory School Project, Series 2021A, 5.250%, 6/01/60, 144A
6/31 at 100.00 1,198,418
Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Young
Audiences Charter School, Series 2019A
:
1,425 5.000%, 4/01/39, 144A 4/27 at 100.00 1,314,515
2,635 5.000%, 4/01/49, 144A 4/27 at 100.00 2,268,650
1,000 5.000%, 4/01/57, 144A 4/27 at 100.00 834,685
2,500 Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds,
Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36,
(AMT), 144A
4/24 at 100.00 2,500,784
Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Encore
Academy Project, Series 2021A
:
100 (d) 5.000%, 6/01/41, 144A 6/31 at 100.00 64,000
100 (d) 5.000%, 6/01/51, 144A 6/31 at 100.00 64,000

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Louisiana (continued)
$ 2,000 Louisiana Public Facilities Authority, Solid Waste Disposal Revenue
Bonds, Waste Pro USA Inc Project Series 2023, 6.750%, 10/01/53, (AMT),
(Mandatory Put 10/01/28), 144A
7/28 at 100.00 $ 2,130,821
500 Louisiana Public Facilities Authority, Solid Waste Disposal Revenue Bonds,
Waste Pro USA Inc Project Series 2023R-2, 6.500%, 10/01/53, (AMT),
(Mandatory Put 10/01/28)
7/28 at 100.00 527,974
Total Louisiana 10,903,847
Maryland - 0.4%
500 Maryland Economic Development Corporation, Port Facilities Revenue
Bonds, CNX Marine Terminals Inc. Port of Baltimore Facility, Refunding
Series 2010, 5.750%, 9/01/25
4/24 at 100.00 503,309
135 Maryland Health and Higher Educational Facilities Authority, Revenue
Bonds, Imagine Andrews Public Charter School, Series 2022A, 5.500%,
5/01/52, 144A
5/30 at 100.00 130,136
1,000 Prince George's County, Maryland, Special Obligation Bonds, Westphalia
Town Center Project, Series 2018, 5.250%, 7/01/48, 144A
7/28 at 100.00 987,599
Total Maryland 1,621,044
Michigan - 0.6%
330 Michigan Finance Authority, Public School Academy Limited Obligation
Revenue Bonds, Holly Academy Project, Refunding Series 2021, 4.000%,
12/01/51
12/31 at 100.00 253,103
290 Michigan Finance Authority, Public School Academy Limited Obligation
Revenue Bonds, Madison Academy Project, Refunding Series 2021,
5.000%, 12/01/46
12/27 at 100.00 242,663
40,000 Michigan Tobacco Settlement Finance Authority, Tobacco Settlement
Asset-Backed Revenue Bonds, Capital Appreciation Turbo Term Series
2008C, 0.000%, 6/01/58
6/33 at 11.41 1,603,824
100 Summit Academy North, Michigan, Revenue Bonds, Public School
Academy, Refunding Series 2021, 4.000%, 11/01/41
11/28 at 103.00 86,070
185 Trillium Academy, Michigan, Public School Academy Revenue Bonds,
Refunding Series 2019, 5.750%, 11/01/40
11/26 at 103.00 171,033
Total Michigan 2,356,693
Minnesota - 0.6%
500 Bethel, Minnesota, Charter School Lease Revenue Bonds, Level Up
Academy, Series 2021A, 5.000%, 6/15/56
6/29 at 102.00 367,698
1,000 Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Athlos
Academy, Series 2022A, 5.875%, 6/01/57, 144A
6/30 at 102.00 961,185
1,000 Saint Paul Housing & Redevelopment Authority, Minnesota, Charter
School Lease Revenue Bonds, Community School of Excellence, Series
2023, 5.250%, 3/01/43, 144A
3/33 at 100.00 956,063
Total Minnesota 2,284,946
Missouri - 2.9%
2,000 Independence Industrial Development Authority, Missouri, Revenue
Bonds, Tax Increment and Special Districts, Hub Drive Redevelopment
Project Series 2023, 6.750%, 11/01/53
11/28 at 103.00 2,037,784
Kirkwood Industrial Development Authority, Missouri, Retirement
Community Revenue Bonds, Aberdeen Heights Project, Refunding Series
2017A
:
2,000 5.250%, 5/15/42 5/27 at 100.00 1,663,293
1,000 5.250%, 5/15/50 5/27 at 100.00 782,454

Nuveen Enhanced High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31,2024

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Missouri (continued)
$ 4,375 Land Clearance for Redevelopment Authority of Kansas City, Missouri,
Project Revenue Bonds, Convention Center Hotel Project - TIF Financing,
Series 2018B, 5.000%, 2/01/50, 144A
2/28 at 100.00 $ 4,104,134
Missouri Health and Educational Facilities Authority, Revenue Bonds,
Christian Homes Inc., Senior Living Facilities Series 2018
:
1,555 (d) 5.000%, 5/15/32 5/25 at 103.00 660,875
2,280 (d) 5.000%, 5/15/36 5/25 at 103.00 969,000
1,975 (d) 5.000%, 5/15/40 5/25 at 103.00 839,375
Missouri Southern State University, Auxiliary Enterprise System Revenue
Bonds, Series 2021
:
100 4.000%, 10/01/34 10/31 at 100.00 95,530
100 4.000%, 10/01/44 10/31 at 100.00 84,533
239 North Outer Forty Transportation Development District, Chesterfield,
Missouri, Transportation Development Revenue Notes, Refunding Series
2021A, 4.000%, 12/01/46, 144A
4/24 at 100.00 177,555
Total Missouri 11,414,533
Nevada - 0.0%
960 (d) Director of Nevada State Department of Business & Industry,
Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC
Project, Green Series 2018, 6.950%, 2/15/38, (AMT), 144A
8/28 at 100.00 96,045
Total Nevada 96,045
New Hampshire - 1.0%
1,585 National Finance Authority, New Hampshire, Resource Recovery Revenue
Bonds, Covanta Project, Refunding Series 2018C, 4.875%, 11/01/42,
(AMT), 144A
4/24 at 100.00 1,424,512
2,000 National Finance Authority, New Hampshire, Resource Recovery Revenue
Bonds, Covanta Project, Refunding Series 2020B, 3.750%, 7/01/45, (AMT),
(Mandatory Put 7/02/40), 144A
7/25 at 100.00 1,577,513
1,000 National Finance Authority, New Hampshire, Revenue Bonds, GHI Kiran
Capital LLC Project, Series 2022, 6.250%, 9/01/30, 144A
4/24 at 100.00 999,428
Total New Hampshire 4,001,453
New York - 6.7%
2,000 Dormitory Authority of the State of New York, General Revenue Bonds,
American Musical and Dramatic Academy Inc., Series 2023A, 7.250%,
7/01/53, 144A
7/33 at 100.00 2,085,816
10,000 Erie County Tobacco Asset Securitization Corporation, New York, Tobacco
Settlement Asset-Backed Bonds, 1st Subordinate Series 2005B, 0.000%,
6/01/47
4/24 at 26.27 2,141,518
7,000 Glen Cove Local Economic Assistance Corporation, New York, Revenue
Bonds, Garvies Point Public Improvement Project, Capital Appreciation
Series 2016C, 5.625%, 1/01/55
1/34 at 100.00 6,328,025
2,000 Monroe County Industrial Development Corporation, New York, Revenue
Bonds, Saint Ann's Community Project, Series 2019, 5.000%, 1/01/50
1/26 at 103.00 1,589,445
1,000 New York City Housing Development Corporation, New York, Multifamily
Housing Revenue Bonds, Sustainable Neighborhood Green Series
2020D-1B, 2.400%, 11/01/50
5/28 at 100.00 651,927
750 (d) New York City Industrial Development Agency, New York, Civic Facility
Revenue Bonds, Bronx Parking Development Company, LLC Project,
Series 2007, 2.350%, 10/01/46
4/24 at 100.00 480,000
2,500 New York Liberty Development Corporation, New York, Liberty Revenue
Bonds, 3 World Trade Center Project, Class 3 Series 2014, 7.250%,
11/15/44, 144A
11/24 at 100.00 2,519,089

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
New York (continued)
Syracuse Industrial Development Authority, New York, PILOT Revenue
Bonds, Carousel Center Project, Refunding Series 2016A
:
$ 750 5.000%, 1/01/28, (AMT) 1/26 at 100.00 $ 571,508
1,130 5.000%, 1/01/29, (AMT) 1/26 at 100.00 857,587
150 5.000%, 1/01/30, (AMT) 1/26 at 100.00 113,620
1,000 5.000%, 1/01/31, (AMT) 1/26 at 100.00 756,906
820 5.000%, 1/01/32, (AMT) 1/26 at 100.00 620,635
3,000 5.000%, 1/01/33, (AMT) 1/26 at 100.00 2,271,479
550 5.000%, 1/01/34, (AMT) 1/26 at 100.00 416,706
2,200 5.000%, 1/01/35, (AMT) 1/26 at 100.00 1,668,169
650 5.000%, 1/01/36, (AMT) 1/26 at 100.00 493,313
1,000 TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%,
6/01/48
6/27 at 100.00 913,572
Westchester County Local Development Corporation, New York, Revenue
Bond, Purchase Senior Learning Community, Inc. Project, Accd Inv Series
2021A
:
2,000 4.500%, 7/01/56, 144A 7/27 at 104.00 1,731,764
250 5.000%, 7/01/56, 144A 7/27 at 104.00 235,505
250 Western Regional Off-Track Betting Corporation, New York, Tax Exempt
Revenue Bonds, Additional Secured General Obligation Series 2021,
4.125%, 12/01/41, 144A
6/31 at 100.00 198,890
Total New York 26,645,474
North Dakota - 1.1%
3,725 (c) North Dakota Housing Finance Agency, Home Mortgage Finance Program
Bonds, Social Series 2024A, 4.700%, 7/01/49, (UB)
7/33 at 100.00 3,735,215
1,000 Ward County Health Care, North Dakota, Revenue Bonds, Trinity
Obligated Group, Series 2017C, 5.000%, 6/01/53
6/28 at 100.00 797,626
Total North Dakota 4,532,841
Ohio - 3.4%
245 Brecksville, Ohio, Tax Increment Financing Revenue Bonds, Valor Acres
Project, Series 2022, 5.625%, 12/01/53, 144A
12/32 at 100.00 234,918
28,190 Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Capital
Appreciation Series 2020B-3 Class 2, 0.000%, 6/01/57
6/30 at 22.36 2,943,591
145 Cleveland-Cuyahoga County Port Authority, Ohio, Tax Increment
Financing Revenue Bonds, Flats East Bank Project, Refunding Senior
Series 2021A, 4.000%, 12/01/55, 144A
12/29 at 100.00 118,944
95 Cleveland-Cuyahoga County Port Authority, Ohio, Tax Increment
Financing Revenue Bonds, Flats East Bank Project, Refunding Subordinate
Series 2021B, 4.500%, 12/01/55
12/29 at 100.00 80,729
4,250 County of Lucas, Ohio, Hospital Revenue Bonds, ProMedica Healthcare
Obligated Group, Series 2018A, 5.250%, 11/15/48
11/28 at 100.00 4,207,485
6,000 Ohio Air Quality Development Authority, Ohio, Exempt Facilities Revenue
Bonds, AMG Vanadium Project, Series 2019, 5.000%, 7/01/49, (AMT),
144A
7/29 at 100.00 5,508,461
250 Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue
Bonds, FirstEnergy Generation Corporation Project, Refunding Series
2009D, 3.375%, 8/01/29, (Mandatory Put 9/15/21)
No Opt. Call 236,677
Total Ohio 13,330,805
Oklahoma - 0.3%
1,000 Osage County Industrial Authority, Oklahoma, Sales and Use Tax Revenue
Bonds, Refunding Series 2023, 5.750%, 9/01/53
9/31 at 100.00 1,003,820

Nuveen Enhanced High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31,2024

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Oklahoma (continued)
$ 100 Tulsa Authority for Economic Opportunity, Tulsa County, Oklahoma, Tax
Apportionment Revenue Bonds, Santa Fe Square Project, Series 2021,
4.375%, 12/01/41, 144A
12/31 at 100.00 $ 91,373
240 Tulsa Authority for Economic Opportunity, Tulsa County, Oklahoma, Tax
Apportionment Revenue Bonds, Vast Bank Project, Series 2021, 4.000%,
12/01/43, 144A
12/31 at 100.00 221,809
Total Oklahoma 1,317,002
Oregon - 1.6%
2,750 Oregon Facilities Authority Charter School Revenue Bonds, Oregon,
Portland Village School Project, Series 2024, 7.000%, 12/15/60, 144A
12/34 at 100.00 2,745,990
730 Port of Saint Helens, Oregon, Pollution Control Revenue Bonds, Boise
Cascade Project, Series 1997, 5.650%, 12/01/27
4/24 at 100.00 730,838
Yamhill County Hospital Authority, Oregon, Revenue Bonds, Friendsview
Retirement Community, Refunding Series 2021A
:
3,330 5.000%, 11/15/46 11/28 at 103.00 2,752,375
250 5.000%, 11/15/56 11/28 at 103.00 197,216
Total Oregon 6,426,419
Pennsylvania - 1.7%
500 Allegheny County Industrial Development Authority, Pennsylvania,
Revenue Bonds, Penn Hills Charter School of Entrepreneurship, Series
2021A, 4.000%, 6/15/51
6/31 at 100.00 386,598
1,610 Allentown Neighborhood Improvement Zone Development Authority,
Pennsylvania, Tax Revenue Bonds, Neuweiler Lofts Project, Series 2023,
6.250%, 5/01/42, 144A
5/33 at 100.00 1,616,558
500 Berks County Industrial Development Authority, Pennsylvania, Health
System Revenue Bonds, Tower Health Project, Series 2017, 4.000%,
11/01/47
11/27 at 100.00 259,873
1,215 Erie County Industrial Development Authority, 6.750%, 9/01/61, 144A,
(WI/DD)
9/33 at 100.00 1,219,096
3,000 McCandless Industrial Development Authority, Pennsylvania, La Roche
University Revenue Bonds, Series A and B of 2022, 6.750%, 12/01/46
12/32 at 100.00 2,895,222
370 Montgomery County Redevelopment Authority, Pennsylvania, Special
Obligation Revenue Bonds, River Pointe Project Series 2023, 6.500%,
9/01/43
9/33 at 100.00 378,416
495 (d),(f) Pennsylvania Economic Development Financing Authority, Exempt
Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project,
Series 2021A, 10.000%, 12/01/31
No Opt. Call 49
Total Pennsylvania 6,755,812
Puerto Rico - 3.2%
450 (d) Puerto Rico Electric Power Authority, Power Revenue Bonds, Series
2007TT, 5.000%, 1/01/24
No Opt. Call 105,086
4 (d) Puerto Rico Electric Power Authority, Power Revenue Bonds, Series
2010ZZ, 5.000%, 7/01/24
4/24 at 100.00 1,060
105 (d) Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2013A,
5.000%, 7/01/29
4/24 at 100.00 24,798
Puerto Rico Electric Power Authority, Revenue Bonds, Series 2007TT
:
190 (d) 5.000%, 7/01/32 4/24 at 100.00 43,662
250 (d) 5.000%, 7/01/37 4/24 at 100.00 57,449
115 (d) Puerto Rico Electric Power Authority, Revenue Bonds, Series 2008WW,
5.500%, 1/01/24
No Opt. Call 26,522

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Puerto Rico (continued)
$ 160 (d) Puerto Rico Electric Power Authority, Revenue Bonds, Series 2010AAA,
5.250%, 7/01/27
4/24 at 100.00 $ 36,486
Puerto Rico Electric Power Authority, Revenue Bonds, Series 2010ZZ
:
325 (d) 5.000%, 7/01/24 4/24 at 100.00 76,641
115 (d) 5.250%, 7/01/26 4/24 at 100.00 26,994
Puerto Rico Electric Power Authority, Revenue Bonds, Taxable Series
2010EEE
:
100 (d) 5.950%, 7/01/30 4/24 at 100.00 25,747
100 (d) 6.250%, 7/01/40 4/24 at 100.00 25,710
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
Restructured 2018A-1
:
10,000 0.000%, 7/01/51 7/28 at 30.01 2,344,276
1,365 5.000%, 7/01/58 7/28 at 100.00 1,370,593
4,550 Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
Taxable Restructured Cofina Project Series 2019A-2, 4.784%, 7/01/58
7/28 at 100.00 4,538,631
Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1
:
82 5.625%, 7/01/27 No Opt. Call 86,997
78 5.750%, 7/01/31 No Opt. Call 88,145
74 4.000%, 7/01/33 7/31 at 103.00 73,948
57 4.000%, 7/01/37 7/31 at 103.00 55,305
3,747 4.000%, 7/01/46 7/31 at 103.00 3,450,520
Total Puerto Rico 12,458,570
South Carolina - 2.0%
2,960 South Carolina Jobs-Economic Development Authority, Economic
Development Revenue Bonds, Hilton Head Christian Academy, Series
2020, 5.000%, 1/01/40, 144A
1/30 at 100.00 2,814,163
500 South Carolina Jobs-Economic Development Authority, Economic
Development Revenue Bonds, Palmetto Scholars Academy Project, Series
2015A, 5.125%, 8/15/35, 144A
2/25 at 100.00 468,415
2,000 South Carolina Jobs-Economic Development Authority, Educational
Facilities Revenue Bonds, Lowcountry Leadership Charter School Project,
Series 2019A, 5.000%, 12/01/49, 144A
12/29 at 100.00 1,880,237
South Carolina Jobs-Economic Development Authority, Educational
Facilities Revenue Bonds, Virtus Academy Project, Series 2021A
:
200 4.000%, 6/15/31, 144A 6/29 at 100.00 181,786
1,840 5.000%, 6/15/41, 144A 6/29 at 100.00 1,595,991
330 5.000%, 6/15/51, 144A 6/29 at 100.00 266,467
South Carolina Jobs-Economic Development Authority, Educational
Facilities Revenue Bonds, Virtus Academy Project, Series 2023A
:
250 7.000%, 6/15/53, 144A 6/31 at 100.00 256,489
250 7.125%, 6/15/58, 144A 6/31 at 100.00 257,538
Total South Carolina 7,721,086
Tennessee - 0.0%
100 Metropolitan Government of Nashville-Davidson County Industrial
Development Board, Tennessee, Special Assessment Revenue Bonds,
South Nashville Central Business Improvement District, Series 2021A,
4.000%, 6/01/51, 144A
6/31 at 100.00 84,025
Total Tennessee 84,025
Texas - 12.5%
250 Abilene Convention Center Hotel Development Corporation, Texas, Hotel
Revenue Bonds, Second-Lien Series 2021B, 5.000%, 10/01/50, 144A
10/31 at 100.00 222,990

Nuveen Enhanced High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31,2024

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Texas (continued)
Arlington Higher Education Finance Corporation, Texas, Education
Revenue Bonds, Legacy Traditional Schools - Texas Project, Refunding
Series 2021A
:
$ 1,190 4.125%, 2/15/41 2/30 at 100.00 $ 931,738
250 4.500%, 2/15/56 2/30 at 100.00 177,942
785 Arlington Higher Education Finance Corporation, Texas, Education
Revenue Bonds, Legacy Traditional Schools - Texas Project, Refunding
Series 2022A, 6.750%, 2/15/62, 144A
2/30 at 100.00 783,848
1,825 Arlington Higher Education Finance Corporation, Texas, Education
Revenue Bonds, Odyssey Academy Inc Series 2023A, 6.000%, 2/15/43
2/31 at 100.00 1,839,127
100 Bee Cave, Travis County, Texas, Special Assessment Revenue Bonds,
Backyard Public Improvement District Project, Series 2021, 5.250%,
9/01/51, 144A
9/31 at 100.00 94,491
1,600 Celina, Texas, Special Assessment Revenue Bonds, Cross Creek Meadows
Public Improvement District, Major Improvement Area District Series
2023, 6.125%, 9/01/53, 144A
9/33 at 100.00 1,622,716
1,000 Celina, Texas, Special Assessment Revenue Bonds, Parvin Public
Improvement District Project, Series 2023, 6.750%, 9/01/53, 144A
9/33 at 100.00 1,012,749
3,000 Clifton Higher Education Finance Corporation, Texas, Education Revenue
Bonds, Valor Education Foundation, Series 2023A, 6.250%, 6/15/53, 144A
6/31 at 100.00 3,051,773
6,140 Conroe Local Government Corporation, Texas, Hotel Revenue Bonds,
Conroe Convention Center Hotel, Second-Lien Series 2021B, 5.000%,
10/01/50
10/31 at 100.00 4,948,154
2,000 Forney, Texas, Special Assessment Revenue Bonds, Bellagio Public
Improvement District 1 Phase I Project Series 2023, 6.500%, 9/15/53,
144A
9/33 at 100.00 1,967,441
3,000 Hidalgo County Regional Mobility Authority, Texas, Toll and Vehicle
Registration Fee Revenue Bonds, Refunding Junior Lien Series 2022B,
0.000%, 12/01/46
12/31 at 53.69 898,061
500 Houston, Texas, Airport System Special Facilities Revenue Bonds,
Continental Airlines Inc. - Terminal Improvement Project, Refunding Series
2011, 6.625%, 7/15/38, (AMT)
4/24 at 100.00 500,322
2,205 Kyle, Texas, Special Assessment Revenue Bonds, Porter County Public
Improvement District Improvement Area 1 Project, Series 2023, 6.000%,
9/01/53, 144A
9/33 at 100.00 2,219,799
1,205 Kyle, Texas, Special Assessment Revenue Bonds, Southwest Kyle Public
Improvement District 1 Improvement Area 2 Project, Series 2023, 6.750%,
9/01/48, 144A
9/33 at 100.00 1,273,062
1,000 (e) Legato Community Authority, Commerce City, Texas, Limited Tax
Supported Revenue Bonds, District 1, 2, 3 & 7, Convertible Capital
Appreciation Series 2021A-2, 0.000%, 12/01/51
6/26 at 100.67 709,594
1,625 Lewisville, Denton and Dallas Counties, Texas, Special Assessment
Revenue Bonds, Lakeside Crossing Public Improvement District Series
2023, 8.000%, 9/01/53, 144A
9/33 at 100.00 1,704,113
250 Mesquite, Texas, Special Assessment Revenue Bonds, Solterra Public
Improvement District Improvement Area A-1 Projects, Series 2023,
5.750%, 9/01/53, 144A
9/33 at 100.00 252,061
70 (d) New Hope Cultural Education Facilities Finance Corporation, Texas,
Retirement Facility Revenue Bonds, Buckingham Senior Living
Community, Inc. Project, Series 2021A-1, 7.500%, 11/15/37
No Opt. Call 53,991
435 (d) New Hope Cultural Education Facilities Finance Corporation, Texas,
Retirement Facility Revenue Bonds, Buckingham Senior Living
Community, Inc. Project, Series 2021A-2, 7.500%, 11/15/36
No Opt. Call 359,248

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Texas (continued)
$ 3,104 (d) New Hope Cultural Education Facilities Finance Corporation, Texas,
Retirement Facility Revenue Bonds, Buckingham Senior Living
Community, Inc. Project, Series 2021B, 2.000%, 11/15/61
11/26 at 105.00 $ 1,163,750
7,810 New Hope Cultural Education Facilities Finance Corporation, Texas,
Senior Living Revenue Bonds, Sanctuary LTC LLC Project, Series 2021A-1,
5.500%, 1/01/57
1/28 at 103.00 6,430,816
New Hope Cultural Education Facilities Finance Corporation, Texas,
Student Housing Revenue Bonds, NCCD - College Station Properties LLC -
Texas A&M University Project,  Series 2015A
:
250 (d) 5.000%, 7/01/24 No Opt. Call 231,875
650 (d) 5.000%, 7/01/25 No Opt. Call 602,875
472 (d) 3.000%, 7/01/28 No Opt. Call 438,223
500 (d) 5.000%, 7/01/30 7/25 at 100.00 463,750
750 (d) 5.000%, 7/01/33 No Opt. Call 695,625
1,000 (d) 5.000%, 7/01/35 7/25 at 100.00 927,500
1,275 New Hope Higher Education Finance Corporation, Texas, Education
Revenue Bonds, Southwest Preparatory School Series 2023A, 6.375%,
8/15/53, 144A
8/30 at 103.00 1,307,398
100 New Hope Higher Education Finance Corporation, Texas, Education
Revenue Bonds, Southwest Preparatory School Taxable Series 2023A,
8.000%, 8/15/30, 144A
No Opt. Call 100,441
465 Plano, Collin and Denton Counties, Texas, Special Assessment Revenue
Bonds, Haggard Farm Public Improvement District Area 1 Project Series
2023, 7.500%, 9/15/53, 144A
9/33 at 100.00 492,519
1,000 Plano, Collin and Denton Counties, Texas, Special Assessment Revenue
Bonds, Haggard Farm Public Improvement District Major Improvement
Area Project Series 2023, 8.500%, 9/15/53, 144A
9/33 at 100.00 1,056,669
3,000 Port Beaumont Navigation District, Jefferson County, Texas, Dock and
Wharf Facility Revenue Bonds, Jefferson Gulf Coast Energy Project, Series
2020, 3.625%, 1/01/35, (AMT), 144A
4/24 at 101.00 2,612,269
1,000 Port Beaumont Navigation District, Jefferson County, Texas, Dock and
Wharf Facility Revenue Bonds, Jefferson Gulf Coast Energy Project, Series
2021A, 3.000%, 1/01/50, (AMT), 144A
4/24 at 103.00 651,703
250 Princeton, Texas, Special Assessment Revenue Bonds, Sicily Public
Improvement District Improvement Area 1 Project, Series 2023, 7.000%,
9/01/53, 144A
9/33 at 100.00 252,806
500 Princeton, Texas, Special Assessment Revenue Bonds, Sicily Public
Improvement District Major Improvement Area Project, Series 2023,
7.875%, 9/01/53, 144A
9/33 at 100.00 510,584
Red River Health Facilities Development Corporation, Texas, First
Mortgage Revenue Bonds, Eden Home Inc., Series 2012
:
125 (d) 7.000%, 12/15/32 4/24 at 100.00 75,000
500 (d) 7.250%, 12/15/42 4/24 at 100.00 300,000
305 (d) 7.250%, 12/15/47 4/24 at 100.00 183,000
2,000 Rockdale, Milam County, Texas, Special Assessment Revenue Bonds,
Cornerstone Public Improvement District Improvement Area 1, Series
2023, 7.500%, 9/15/54, 144A
9/33 at 100.00 2,085,420
610 Sachse, Texas, Special Assessment Bonds, Sachse Public Improvement
District 1 Improvement Areas 2-3 Project, Series 2022, 7.000%, 9/15/52,
144A
9/32 at 100.00 631,893
1,500 San Marcos City, Hays, Caldwell and Guadalupe Counties, Texas, Special
Assessment Revenue Bonds, San Marcos Trace Public Improvement
District Series 2024, 6.000%, 9/01/48, 144A
9/31 at 100.00 1,502,882

Nuveen Enhanced High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31,2024

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Texas (continued)
$ 100 Sinton, San Patricio County, Texas, Special Assessment Revenue Bonds,
Somerset Public Improvement District 1 Series 2022, 5.250%, 9/01/51,
144A
9/32 at 100.00 $ 95,970
500 (d) Tarrant County Cultural Education Facilities Finance Corporaton, Texas,
Retirement Facility Revenue Bonds, C.C. Young Memorial Home Project,
Series 2016A, 6.250%, 2/15/37
2/27 at 100.00 275,000
800 Venus, Johnson County, Texas, Special Assessment Revenue Bonds,
Brahman Ranch Public Improvement District, Series 2022, 6.500%,
9/15/52, 144A
9/32 at 100.00 815,467
80 Viridian Municipal Management District, Texas, Assessment Revenue
Bonds, Series 2017, 4.250%, 12/01/44
12/25 at 100.00 72,168
900 Vista Lago, Travis County, Texas, Special Assessment Revenue Bonds,
Tessera on Lake Travis Public Improvement District Improvement Area #3
Project, Series 2024, 6.000%, 9/01/54, 144A
9/34 at 100.00 911,955
Total Texas 49,510,778
Utah - 5.2%
500 Black Desert Public Infrastructure District, Utah, Limited Tax General
Obligation Bonds, Subordinate Series 2021B, 7.375%, 9/15/51, 144A
9/26 at 103.00 417,890
4,200 Chelsey Public Infrastructure District 1, Utah, Special Assessment Bonds,
Chelsey Assessment Area 1, Series 2024, 7.000%, 12/01/42, 144A
3/29 at 103.00 4,329,064
500 Coral Junction Public Infrastructure District 1, Utah, Limited Tax General
Obligation Bonds, Series 2022A-1, 6.500%, 3/01/53
6/27 at 103.00 488,259
Downtown East Streetcar Sewer Public Infrastructure District, South Salt
Lake, Salt Lake County, Utah, Limited Tax General Obligation Bonds,
Series 2022A
:
1,000 5.750%, 3/01/42, 144A 9/27 at 103.00 1,002,023
1,000 6.000%, 3/01/53, 144A 9/27 at 103.00 989,594
1,000 Gateway at Sand Hollow, Public Infrastructure District 1, Utah, Limited Tax
General Obligation Bonds, Series 2021A, 5.500%, 3/01/51, 144A
12/26 at 103.00 784,879
1,595 Jordanelle Ridge Public Infrastructure District 2, Utah, General Obligation
Bonds, Limited Tax Series 2023A, 7.750%, 3/01/54, 144A
12/28 at 103.00 1,612,458
Medical School Campus Public Infrastructure District, Utah, Limited Tax
General Obligation Bonds, Series 2020A
:
1,180 5.250%, 2/01/40, 144A 9/25 at 103.00 1,040,120
2,915 5.500%, 2/01/50, 144A 9/25 at 103.00 2,464,115
1,790 MIDA Military Installation Development Authority Golf and Equestrian
Center Public Infrastructure District, Utah, Limited Tax and Tax Allocation
Revenue Bonds, Series 2021, 4.125%, 6/01/36, 144A
12/26 at 103.00 1,537,614
1,000 MIDA Mountain Village Public Infrastructure District, Utah, Special
Assessment Revenue Bonds, Mountain Village Assessment Area 2, Series
2021, 4.000%, 8/01/50, 144A
8/31 at 100.00 801,646
1,250 Military Installation Development Authority, Utah, Tax Allocation and Hotel
Tax Revenue Bonds, Series 2021A-1, 4.000%, 6/01/52
9/26 at 103.00 922,337
Military Installation Development Authority, Utah, Tax Allocation Revenue
Bonds, Series 2021A-2
:
1,250 4.000%, 6/01/36 9/26 at 103.00 1,097,212
1,000 4.000%, 6/01/41 9/26 at 103.00 826,941
865 Sienna Hills Public Infrastructure District No. 1, Utah, Limited Tax General
Obligation and Sales Tax Revenue Bonds, Series 2023A, 6.750%, 7/01/35,
144A
7/28 at 103.00 886,398
375 Utah Charter School Finance Authority, Charter School Revenue Bonds,
Bridge Elementary Project, Series 2021A, 4.000%, 6/15/41
6/28 at 103.00 295,868

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Utah (continued)
$ 250 Utah Charter School Finance Authority, Charter School Revenue Bonds,
Saint George Academy Project, Series 2021A, 5.000%, 6/15/56, 144A
12/30 at 101.00 $ 182,625
1,015 Wohali Public Infrastructure District 1, Utah, Special Assessment Revenue
Bonds, Assessment Area 1 Series 2023, 7.000%, 12/01/42, 144A
9/28 at 103.00 1,023,473
Total Utah 20,702,516
Virgin Islands - 1.0%
240 Virgin Islands Water and Power Authority, Electric System Revenue Bonds,
Bond Anticipation Notes, Senior Series 2021A, 6.750%, 7/01/26, 144A
No Opt. Call 231,256
Virgin Islands Water and Power Authority, Electric System Revenue Bonds,
Series 2007B
:
1,070 5.000%, 7/01/26 2/24 at 100.00 1,018,068
2,745 5.000%, 7/01/31 4/24 at 100.00 2,595,661
250 West Indian Company Limited, Virgin Islands, Port Facilities Revenue
Bonds, WICO Financing, Series 2022B, 6.500%, 4/01/52, (AMT), 144A
10/29 at 104.00 243,101
Total Virgin Islands 4,088,086
Virginia - 1.5%
300 James City County Economic Development Authority, Virginia, Residential
Care Facility Revenue Bonds, Williamsburg Landing Inc., Series 2024A,
6.875%, 12/01/58
12/30 at 103.00 328,641
1,000 Norfolk Redevelopment and Housing Authority, Virginia, Fort Norfolk
Retirement Community, Inc., Harbor's Edge Project, Series 2019A, 5.000%,
1/01/49
4/24 at 104.00 866,058
4,145 Virginia Beach Development Authority, Virginia, Residential Care Facility
Revenue Bonds, Westminster Canterbury on Chesapeake Bay, Series
2023A, 7.000%, 9/01/59
9/30 at 103.00 4,627,053
Total Virginia 5,821,752
West Virginia - 0.4%
1,000 (e) Monongalia County Commission, West Virginia, Special District Excise
Tax Revenue Bonds, University Town Centre Economic Opportunity
Development District, Subordinate Improvement and Refunding Series
2023B, 0.000%, 6/01/53, 144A
6/28 at 29.69 222,912
500 Monongalia County, West Virginia, Tax Increment Revenue Bonds,
University Town Centre Development District 4, Senior Refunding and
Improvement Series 2023A, 6.000%, 6/01/53, 144A
6/33 at 100.00 534,467
South Charleston, West Virginia, Special District Excise Tax Revenue
Improvement Bonds, South Charleston Park Place Project, Series 2022A
:
185 4.250%, 6/01/42, 144A 6/31 at 100.00 150,264
250 4.500%, 6/01/50, 144A 6/31 at 100.00 196,177
565 West Virginia Economic Development Authority, Dock and Wharf Facilities
Revenue Bonds, Empire Trimodal Terminal, LLC Project, Series 2020,
7.625%, 12/01/40, 144A
12/27 at 103.00 468,153
Total West Virginia 1,571,973
Wisconsin - 18.7%
3,020 Ashwaubenon Community Development Authority, Wisconsin, Lease
Revenue Bonds, Brown County Expo Center Project, Series 2019, 0.000%,
6/01/54
6/29 at 37.80 705,914
250 Gillett, Wisconsin, Solid Waste Disposal Revenue Bonds, WI RNG Hub
North LLC Renewable Natural Gas Production Plant Project, Series 2021A,
5.500%, 12/01/32, 144A
12/26 at 100.00 215,092
255 Public Finance Authority of Wisconsin, Charter School Revenue Bonds,
Alamance Community School, Series 2021A, 5.000%, 6/15/51, 144A
6/29 at 100.00 216,176

Nuveen Enhanced High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31,2024

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Wisconsin (continued)
$ 2,275 Public Finance Authority of Wisconsin, Charter School Revenue Bonds,
Corvian Community School Bonds, North Carolina, Series 2019A, 5.000%,
6/15/49, 144A
6/26 at 100.00 $ 1,978,436
1,425 Public Finance Authority of Wisconsin, Charter School Revenue Bonds,
Discovery Charter School Project, Series 2022A, 6.750%, 6/01/62, 144A
6/30 at 100.00 1,426,243
1,380 Public Finance Authority of Wisconsin, Charter School Revenue Bonds,
Eno River Academy Project, Series 2020A, 5.000%, 6/15/54, 144A
6/30 at 100.00 1,309,913
Public Finance Authority of Wisconsin, Charter School Revenue Bonds,
Founders Academy of Las Vegas, Series 2023A
:
600 6.625%, 7/01/53, 144A 7/28 at 103.00 622,063
550 6.750%, 7/01/58, 144A 7/28 at 103.00 572,579
Public Finance Authority of Wisconsin, Charter School Revenue Bonds,
Freedom Classical Academy Inc., Series 2020A
:
1,000 5.000%, 1/01/42, 144A 1/28 at 100.00 935,110
1,000 5.000%, 1/01/56, 144A 1/28 at 100.00 867,610
Public Finance Authority of Wisconsin, Charter School Revenue Bonds,
North Carolina Charter Educational Foundation Project, Series 2016A
:
3,750 5.000%, 6/15/36, 144A 6/26 at 100.00 3,341,488
625 5.000%, 6/15/46, 144A 6/26 at 100.00 493,977
500 Public Finance Authority of Wisconsin, Charter School Revenue Bonds,
Phoenix Academy Charter School, North Carolina, Series 2017A, 5.875%,
6/15/47, 144A
6/24 at 100.00 463,327
Public Finance Authority of Wisconsin, Charter School Revenue Bonds,
Quality Education Academy Project, Series 2023A
:
635 6.250%, 7/15/53, 144A 7/33 at 100.00 664,505
1,175 6.500%, 7/15/63, 144A 7/33 at 100.00 1,237,595
845 Public Finance Authority of Wisconsin, Conference Center and Hotel
Revenue Bonds, The Foundation of the University of North Carolina at
Charlotte Inc., Series 2021A, 4.000%, 9/01/56
9/31 at 100.00 618,269
1,250 Public Finance Authority of Wisconsin, Contract Revenue Bonds, Mercer
Crossing Public Improvement District Project, Series 2017, 7.000%,
3/01/47, 144A
3/27 at 100.00 1,296,147
Public Finance Authority of Wisconsin, Education Revenue Bonds, Casa
Esperanza Montessori, Series 2021A
:
300 4.375%, 6/01/46, 144A 6/31 at 100.00 224,377
100 4.500%, 6/01/56, 144A 6/31 at 100.00 71,502
1,000 Public Finance Authority of Wisconsin, Education Revenue Bonds, Corvian
Community School, North Carolina Series 2023A, 6.250%, 6/15/53, 144A
6/33 at 100.00 1,011,735
1,000 Public Finance Authority of Wisconsin, Hotel Revenue Bonds, Grand Hyatt
San Antonio Hotel Acquisition Project, Subordinate Lien Series 2022B,
6.000%, 2/01/62, 144A
2/32 at 100.00 1,029,630
Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue
Bonds, American Dream @ Meadowlands Project, Series 2017A
:
1,105 (d) 3.125%, 8/01/27, 144A No Opt. Call 861,900
1,100 (d) 6.750%, 8/01/31, 144A No Opt. Call 803,000
500 (d) Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue
Bonds, American Dream @ Meadowlands Project, Series 2017B, 5.625%,
8/01/24, 144A
No Opt. Call 390,000
Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue
Bonds, American Dream @ Meadowlands Project, Series 2017
:
500 6.500%, 12/01/37, 144A 12/27 at 100.00 476,164
500 6.750%, 12/01/42, 144A 12/27 at 100.00 483,392
34,000 7.000%, 12/01/50, 144A 12/27 at 100.00 33,268,996

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Wisconsin (continued)
$ 4,035 Public Finance Authority of Wisconsin, Multifamily Housing Revenue
Bonds, Promenade Apartments Project, Series 2024, 6.250%, 2/01/39,
144A
2/29 at 103.00 $ 4,150,062
2,700 Public Finance Authority of Wisconsin, Revenue Bonds, Procure Proton
Therapy Center, Senior Series 2018A, 7.000%, 7/01/48, 144A
7/28 at 100.00 1,890,000
700 Public Finance Authority of Wisconsin, Revenue Bonds, Revolution
Academy, Refunding Series 2023A, 6.250%, 10/01/58, 144A
10/31 at 100.00 712,129
Public Finance Authority of Wisconsin, Revenue Bonds, SearStone
Retirement Community, Series 2023A
:
250 5.000%, 6/01/37 6/28 at 103.00 240,191
250 5.000%, 6/01/52 6/28 at 103.00 213,791
250 Public Finance Authority of Wisconsin, Revenue Bonds, Senior Revenue
Bonds, Proton International Arkansas, LLC, Series 2021A, 6.850%, 1/01/51,
144A
1/32 at 100.00 185,488
Public Finance Authority of Wisconsin, Revenue Bonds, Sky Harbour LLC
Obligated Group Aviation Facilities Project, Series 2021
:
2,500 4.000%, 7/01/41, (AMT) 7/31 at 100.00 1,944,965
245 4.250%, 7/01/54, (AMT) 7/31 at 100.00 175,239
100 Public Finance Authority of Wisconsin, Revenue Bonds, Viticus Group
Project, Series 2022A, 4.000%, 12/01/41, 144A
12/31 at 100.00 83,881
1,000 Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland
Proton Treatment Center, Series 2018A-1, 6.375%, 1/01/48, 144A
1/28 at 100.00 450,000
100 (d),(f) Public Finance Authority of Wisconsin, Wisconsin Revenue Note, KDC
Agribusiness LLC Project, Series 2022B, 15.000%, 3/31/24
4/23 at 105.00 10
7,635 Public Finance Authority, Wisconsin, Tax Increment, Revenue Senior
Bonds, Miami, Miami World Center Project, Series 2024A, 8.000%,
6/15/42, 144A
6/29 at 103.00 7,475,241
100 Saint Croix Chippewa Indians of Wisconsin, Revenue Bonds, Refunding
Senior Series 2021, 5.000%, 9/30/41, 144A
9/28 at 100.00 74,682
290 Wisconsin Health and Educational Facilities Authority, Revenue Bonds,
Covenant Communities Inc, Second Tier Series 2018B, 4.375%, 7/01/38
4/24 at 103.00 233,278
505 Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue
Bonds, Hope Christian Schools Obligated Group, Series 2021, 3.000%,
12/01/31
12/26 at 100.00 432,022
Total Wisconsin 73,846,119
Total Municipal Bonds
(cost $531,593,419) 533,628,683
Shares Description (a) Value
X –
COMMON STOCKS - 0.1% (0.1% of Total Investments) X 489,984
Utilities - 0.1%
5,568 (g),(h) Talen Energy Supply LLC $ 489,984
Total Utilities 489,984
Total Common Stocks
(cost $178,176) 489,984

Nuveen Enhanced High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31,2024

Principal
Amount (000) Description (a) Coupon (i)
Reference
Rate (i) Spread (i) Maturity (j) Value
X –
VARIABLE RATE SENIOR LOAN INTERESTS - 0.0% (0.0% of Total Investments)(i) X 16,496
Capital Goods - 0.0%
$ 129 (d),(f) KDC Agribusiness Fairless Hills
LLC
12.000% N/A N/A 9/17/24 $ 16,496
Total Capital Goods 16,496
Total Variable Rate Senior Loan Interests
(cost $128,676) 16,496
Total Long-Term Investments
(cost $531,900,271) 534,135,163
Floating Rate Obligations - (1.0)% (3,780,000)
MFP Shares, Net - (35.1)%(k) (138,713,916)
Other Assets & Liabilities, Net -   1.0% 3,742,313
Net Assets Applicable to Common Shares - 100% $ 395,383,560
(a) All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(c) Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(d) Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(e) Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(f) For fair value measurement disclosure purposes, investment classified as Level 3.
(g) In May 2023, Talen Energy completed a Chapter 11 plan of reorganization whereby the Fund received Talen Energy Common Stock in exchange for the following portfolio holding: Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding
Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38.
(h) Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(i) Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference
Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank
Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.
(j) Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.
(k) MFP Shares, Net as a percentage of Total Investments is 26.0%.
144A Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT Alternative Minimum Tax
N/A Not Applicable.
UB Underlying bond of an inverse floating rate trust reflected as a financing transaction.
WI/DD When-issued or delayed delivery security.
See Notes to Financial Statements

Statement of Assets and Liabilities
See Notes to Financial Statements

March 31, 2024
Enhanced High
Yield Municipal
Bond
ASSETS
Long-term investments, at value
†
$ 534,135,163
Cash 2,288,917
Receivables:
Interest 10,730,810
Investments sold 6,365,000
Reimbursement from Adviser 34,494
Shares sold 1,482,660
Unfunded commitments 205,062
Other 66,759
Total assets 555,308,865
LIABILITIES
Floating rate obligations 3,780,000
MFP Shares, Net
**
138,713,916
Payables:
Management fees 419,638
Dividends 936,687
Interest 5,528
Investments purchased - regular settlement 13,259,280
Investments purchased - when-issued/delayed-delivery settlement 2,554,085
Accrued expenses:
Custodian fees 44,922
Trustees fees 5,005
Professional fees 4,361
Shareholder reporting expenses 20,239
Shareholder servicing agent fees 16,212
Distribution and service fees (12b-1) 120,043
Other 45,389
Total liabilities 159,925,305
Commitments and contingencies
(1)
Net assets applicable to common shares $ 395,383,560
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
Paid-in capital $ 399,896,815
Total distributable earnings (loss) (4,513,255)
Net assets applicable to common shares $ 395,383,560
†
Long-term investments, cost $ 531,900,271
**
MFP Shares, liquidation preference 139,500,000
(1) As disclosed in Notes to Financial Statements.

Statement of Assets and Liabilities
(continued)
See Notes to Financial Statements

Enhanced High
Yield Municipal
Bond
CLASS A1:
Net assets $ 139,763,552
Common Shares outstanding 18,624,088
Net asset value ("NAV") per common share $ 7.50
Maximum sales charge 2.50%
Offering price per common share (NAV per common share plus maximum sales charge) $ 7.69
CLASS A2:
Net assets $ 85,655,703
Common Shares outstanding 11,398,502
NAV and offering price per common share $ 7.51
CLASS I:
Net assets $ 169,964,305
Common Shares outstanding 22,655,938
NAV and offering price per common share $ 7.50
Authorized shares - per class Unlimited
Par value per common share $   0.01

Statement of Operations
See Notes to Financial Statements

``
Year Ended March 31, 2024
Enhanced High
Yield Municipal
Bond
INVESTMENT INCOME
Interest $ 23,489,698
Total investment income 23,489,698
EXPENSES
–
Management fees 3,321,576
Distribution and service fees (12b-1) - Class A1 614,593
Distribution and service fees (12b-1) - Class A2 242,045
Shareholder servicing agent fees - Class A1 25,178
Shareholder servicing agent fees - Class A2 14,584
Shareholder servicing agent fees - Class I 29,016
Interest expense and amortization of offering costs 4,462,461
Trustees fees 13,279
Custodian expenses, net 58,112
Excise tax liability expense 727
Registration fees 171,083
Professional fees 276,450
Shareholder reporting expenses 98,170
Other 48,545
Total expenses before fee waiver/expense reimbursement 9,375,819
Fee waiver/expense reimbursement (523,513)
Net expenses 8,852,306
Net investment income (loss) 14,637,392
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) from:
Investments (732,341)
Net realized gain (loss) (732,341)
Change in unrealized appreciation (depreciation) on:
Investments 16,504,700
Net change in unrealized appreciation (depreciation) 16,504,700
Net realized and unrealized gain (loss) 15,772,359
Net increase (decrease) in net assets applicable to common shares from operations $ 30,409,751

Statement of Changes in Net Assets
See Notes to Financial Statements

Enhanced High Yield Municipal Bond
Year Ended
3/31/24
Year Ended
3/31/23
OPERATIONS
Net investment income (loss) $ 14,637,392 $ 4,500,794
Net realized gain (loss) (732,341) (5,399,239)
Net change in unrealized appreciation (depreciation) 16,504,700 (4,738,634)
Net increase (decrease) in net assets applicable to common shares from operations 30,409,751 (5,637,079)
DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends:
Class A1
(1)
(4,453,283) (1,269,964)
Class A2
(2)
(2,758,613) (325,683)
Class I (7,693,612) (2,622,015)
Total distributions (14,905,508) (4,217,662)
FUND SHARE TRANSACTIONS
Subscriptions 254,619,118 80,517,869
Reinvestments of distributions 6,503,791 1,551,375
Repurchases and redemptions (10,183,693) (3,919,186)
Net increase (decrease) applicable to common shares from Fund share transactions 250,939,216 78,150,058
Net increase (decrease) in net assets applicable to common shares 266,443,459 68,295,317
Net assets applicable to common shares at the beginning of the period 128,940,101 60,644,784
Net assets applicable to common shares at the end of the period $ 395,383,560 $ 128,940,101
(1)
Class A Shares were renamed to Class A1 Shares on July 29, 2022.
(2)
Class A2 Shares were established and commenced operations on July 29, 2022.

Statement of Cash Flows
See Notes to Financial Statements

Year Ended March 31, 2024
Enhanced High
Yield Municipal
Bond
CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations $ 30,409,751
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in)
operating activities:
Purchases of investments (489,818,436)
Proceeds from sale and maturities of investments 144,286,944
Amortization (Accretion) of premiums and discounts, net (2,706,793)
Amortization of deferred offering costs 32,815
(Increase) Decrease in:
Receivable for interest (6,679,184)
Receivable for reimbursement from Adviser (34,494)
Receivable for investments sold (6,360,000)
Other assets 51,816
Increase (Decrease) in:
Payable for interest (124,718)
Payable for investments purchased - regular settlement 12,327,127
Payable for investments purchased - when-issued/delayed-delivery settlement 2,554,085
Payable for management fees 325,765
Accrued custodian fees 22,627
Accrued distribution and service fees (12b-1) 80,984
Accrued Trustees fees 3,102
Accrued professional fees 4,361
Accrued shareholder reporting expenses 9,444
Accrued shareholder servicing agent fees (26,361)
Accrued other expenses 33,590
Net realized (gain) loss from investments 732,341
Net realized (gain) loss from paydowns (15,107)
Net change in unrealized (appreciation) depreciation of investments (16,504,700)
Net cash provided by (used in) operating activities (331,395,041)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings 40,486,183
(Repayments) of borrowings (40,486,183)
Proceeds from floating rate obligations 11,280,000
(Repayments of) floating rate obligations (25,800,000)
Proceeds from MFP Shares issued, at liquidation preference 112,000,000
(Payments for) deferred offering costs (545,000)
Cash distributions paid to common shareholders (7,775,109)
Subscriptions 253,337,642
Repurchases (10,183,693)
Net cash provided by (used in) financing activities 332,313,840
Net increase (decrease) in Cash 918,799
Cash at the beginning of period 1,370,118
Cash at the end of period $ 2,288,917
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Enhanced High
Yield Municipal
Bond
Cash paid for interest
$ 4,508,980
Non-cash financing activities not included herein consists of reinvestments of common share distributions 6,503,791

Financial Highlights

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:
Investment Operations
Less Distributions to
Common Shareholders
Common
Share
Net Asset
Value,
Beginning
of Period
Net
Investment
Income (NII)
(Loss)(a)
Net
Realized/
Unrealized
Gain (Loss) Total
From
NII
From
Net Realized
Gains Total
Common
Share
Net Asset
Value,
End of
Period
Enhanced High Yield Municipal Bond
Class
A1(e)
3/31/24
$ 7.25 $ 0.38 $ 0.26 $ 0.64 $ (0.39) $ — $ (0.39) $ 7.50
3/31/23
8.54 0.41 (1.32) (0.91) (0.38) — (0.38) 7.25
3/31/22(f)
10.00 0.31 (1.59) (1.28) (0.18) — (0.18) 8.54
Class
A2
3/31/24
7.26 0.41 0.25 0.66 (0.41) — (0.41) 7.51
3/31/23(h)
8.08 0.29 (0.84) (0.55) (0.27) — (0.27) 7.26
Class
I
3/31/24
7.25 0.43 0.26 0.69 (0.44) — (0.44) 7.50
3/31/23
8.54 0.47 (1.32) (0.85) (0.44) — (0.44) 7.25
3/31/22(f)
10.00 0.30 (1.54) (1.24) (0.22) — (0.22) 8.54
(a)
Based on average common shares outstanding.
(b)
Percentage is not annualized.
(c)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Notes to
Financial Statements and the interest expense and fees paid on borrowings, as described in Notes to Financial Statements.
(d)
After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Notes to Financial Statements for more information.
(e)
Class A Shares were renamed to Class A1 Shares on July 29, 2022.
(f)
For the period June 30, 2021 (commencement of operations) through March 31, 2022.
(g)
Annualized.
(h)
For the period July 29, 2022 (commencement of operations) through March 31, 2023.

See Notes to Financial Statements

Common Share Supplemental Data/
Ratios Applicable to Common Shares
Ratios to Average Net Assets
Common
Share
Total
Return(b)
Net
Assets,
End of
Period (000)
Gross
Expenses
Including
Interest(c)
Gross
Expenses
Excluding
Interest
Net
Expenses
Including
Interest(c),(d)
Net
Expenses
Excluding
Interest(d)
NII
(Loss)(d)
Portfolio
Turnover
Rate
9 .21% $ 139,764 4 .09% 2 .34% 3 .89% 2 .14% 5 .35% 41%
( 10 .70 ) 48,252 3 .98 2 .76 3 .48 2 .26 5 .49 46
( 13 .00 ) 13,849 2 .91 (g) 2 .62 (g) 2 .58 (g) 2 .29 (g) 4 .43 (g) 88
9 .47 85,656 3 .84 2 .09 3 .64 1 .89 5 .64 41
( 6 .71 ) 26,007 3 .43 (g) 2 .21 (g) 3 .03 (g) 1 .81 (g) 5 .94 (g) 46
10 .03 169,964 3 .34 1 .59 3 .14 1 .39 6 .05 41
( 9 .99 ) 54,680 3 .25 2 .03 2 .77 1 .55 6 .28 46
( 12 .59 ) 46,795 2 .05 (g) 1 .76 (g) 1 .72 (g) 1 .43 (g) 4 .18 (g) 88

Financial Highlights (continued)
The following table sets forth information regarding the Fund's outstanding securities as of the end of the
Fund's last five fiscal periods, as applicable.
Borrowings MFP Shares
Aggregate
Amount
Outstanding
(000)(a)
Asset
Coverage
Per $1,000
Share(b)
Aggregate
Amount
Outstanding
(000)(a)
Asset
Coverage
Per
$100,000
Share(c)
Enhanced High Yield Municipal Bond
3/31/24 $ — $ — $ 139,500 $ 383,429
3/31/23 — — 27,500 568,873
3/31/22(d) 20,000 4,032 — —
(a)
Aggregate Amount Outstanding: Aggregate amount outstanding represents the principal amount outstanding or liquidation preference, if applicable, as of the end of the relevant fiscal year.
(b)
Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable), plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 1,000.
(c)
Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 100,000.
(d)
For the period June 30, 2021 (commencement of operations) through March 31, 2022.

Notes to Financial Statements

1. General Information
Fund Information: The fund covered in this report is Nuveen Enhanced High Yield Municipal Bond Fund (the “Fund”). The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a non-diversified, closed-end management investment company that continually offers its common shares of beneficial interest (“Common Shares”) and is operated as an “interval fund.” The Fund was organized as a
Massachusetts business trust on May 22, 2019.
Current Fiscal Period: The end of the reporting period for the Fund is March 31, 2024, and the period covered by these Notes to Financial
Statements is the fiscal year ended March 31, 2024 (the "current fiscal period").
Investment Adviser and Sub-Adviser: The Fund’s investment adviser, Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC
(“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-
advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.
Class A1 and Class A2 Shares: Effective July 29, 2022, Class A Shares were renamed Class A1 Shares and the Fund began offering Class A2 Shares.
Share Classes and Sales Charges: Class A1 Shares are generally sold with an up-front sales charge. Class A1 Share purchases of $100,000 or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1.50%
if repurchased before the first day of the month in which the one-year anniversary of the purchase falls. Class A2 Shares and Class I Shares are sold without an upfront sales charge.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America
(“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”)
Accounting Standards Codification 946, Financial Services — Investment Companies. The NAV for financial reporting purposes may differ from the
NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.
Compensation: The Fund pays no compensation directly to those of its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Custodian Fee Credit: As an alternative to overnight investments, the Fund has an arrangement with its custodian bank, State Street Bank and
Trust Company, (the “Custodian”) whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the Custodian. The amount of custodian fee credit earned by a Fund is recognized on the Statement of Operations as a component of “Custodian expenses, net.” During the current reporting period, the custodian fee credit earned by the Fund was as follows:
Distributions to Common Shareholders: Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications: Under the Fund’s organizational documents, its officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Fund
Gross
Custodian Fee
Credits
Enhanced High Yield Municipal Bond
$ 11,346

Notes to Financial Statements
(continued)
Multiclass Operations and Allocations: Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.
Netting Agreements: In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and
Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis. With respect to certain counterparties, in accordance with the terms of the netting agreements, collateral posted to the Fund is held in a segregated account by the Fund's custodian and/or with respect to those amounts which can be sold or repledged, are presented in the Fund's Portfolio of Investments or Statement of Assets and Liabilities.
The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described later in these Notes to
Financials.
New Accounting Pronouncement: In June 2022, the FASB issued ASU 2022-03 to clarify the guidance in Topic 820, Fair Value Measurement
(“Topic 820”). The amendments in ASU 2022-03 affect all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. ASU 2022-03 (1) clarifies the guidance in Topic 820, when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of an equity security, (2) amends a related illustrative example, and (3) introduces new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. For public business entities, the amendments in ASU 2022-03 are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2024, and interim periods within those fiscal years. Early adoption is permitted for both interim and annual financial statements that have not yet been issued or made available for issuance. During the current fiscal period, the Fund adopted the new guidance and there was no material impact to the Fund.
3. Investment Valuation and Fair Value Measurements
The Fund's investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability.
Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund's major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their last reported sales price or official closing price of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last reported sales price or official closing price on the principal exchange where traded, and converted to
U.S. dollars at the prevailing rates of exchange on the valuation date. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Fund's net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Adviser, subject to the oversight of the Board. To the extent these securities are actively traded and no valuation adjustments are applied, they are generally classified as Level 1. When valuation adjustments are applied to the most recent last sales price or official closing price, these securities are generally classified as Level 2.
Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, pricing services may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Fund's investments as of the end of the reporting period, based on the inputs used to value them:
The Fund holds liabilities in floating rate obligations and preferred shares, which are not reflected in the tables above. The fair values of the
Fund’s liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described in these Notes to Financial Statements. The fair values of the Fund’s liabilities for preferred shares approximate their liquidation preference. Preferred shares are generally classified as Level 2 and further described in these Notes to Financial Statements.
4. Portfolio Securities
Inverse Floating Rate Securities: The Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b)
an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity
Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as the Fund. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the
Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by the Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
A Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse
Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse
Floater”). The Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited
Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the
Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB
Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in
“Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB
Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the
Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the
Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Enhanced High Yield Municipal Bond
Level 1 Level 2 Level 3 Total
Long-Term Investments:
Municipal Bonds $ – $ 533,628,624 $ 59 $ 533,628,683
Common Stocks – 489,984 – 489,984
Variable Rate Senior Loan Interests – – 16,496 16,496
Unfunded Commitments* – – 205,062 205,062
Total $ – $ 534,118,608 $ 221,617 $ 534,340,225
* Unfunded commitments are valued at the unrealized appreciation (depreciation) on the commitment.

Notes to Financial Statements
(continued)
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by the Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that
Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of
Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the
Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
The Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in
certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows (referred to herein as “Shortfall Payment”). Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfil all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse
Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, the Fund's maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Zero Coupon Securities: A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Purchases and Sales: Long-term purchases and sales during the current fiscal period were as follows:
Fund
Floating Rate
Obligations: Self-
Deposited
Inverse Floaters
Floating Rate
Obligations:
Externally-Deposited
Inverse Floaters Total
Enhanced High Yield Municipal Bond
$ 3,780,000 $ — $ 3,780,000
Fund
Average Floating
Rate Obligations
Outstanding
Average Annual
Interest Rate
And Fees
Enhanced High Yield Municipal Bond
$ 2,316,712 3.85%
Fund
Maximum Exposure
to Recourse Trusts:
Self-Deposited
Inverse Floaters
Maximum Exposure
to Recourse Trusts:
Externally-Deposited
Inverse Floaters Total
Enhanced High Yield Municipal Bond
$ 3,780,000 $ — $ 3,780,000

The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. If the Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities. The Fund has invested in an unfunded commitment, in which, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the
Fund’s maximum amount of loss is the unrealized appreciation of the unsettled transaction. Any unrealized appreciation (depreciation) for an unfunded commitment is separately presented on the Statements of Assets and Liabilities. An unfunded commitment is priced at its fair market value and any unrealized appreciation (depreciation) is separately presented on the Statement of Asset and Liabilities.
5. Derivative Investments
The Fund is authorized to invest in certain derivative instruments. As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Investments in derivatives as of the end of and/or during the current fiscal period, if any, are included within the Statement of Assets and Liabilities and the Statement of
Operations, respectively.
Market and Counterparty Credit Risk: In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform
(counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
6. Fund Shares
Quarterly Repurchase Offer: In order to provide liquidity to common shareholders, the Fund has adopted a fundamental policy, which may only be changed by a majority vote of shareholders, to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at
NAV, reduced by any applicable repurchase fee. Subject to approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 7.5% of the outstanding Common Shares at NAV. The Fund does not currently expect to charge a repurchase fee and no amounts were charged during the current fiscal period. However, the Fund may charge a repurchase fee of up to 2.00% of the repurchase proceeds, which the Fund would retain to help offset non-de minimis estimated costs related to the repurchase incurred by the Fund, directly or indirectly, as a result of repurchasing Common Shares, thus allocating estimated transaction costs to the Common Shareholder whose Common Shares are being repurchased.
During the current fiscal period, the Fund engaged in quarterly repurchase offers as follows:
Fund
Non-U.S.
Government
Purchases
Non-U.S.
Government Sales
and Maturities
Enhanced High Yield Municipal Bond
$ 489,818,436 $ 144,286,944
Fund Asset Class
Principal
Amount Value
Unrealized
Appreciation
(Depreciation)
Enhanced High Yield Municipal Bond Unfunded Commitments $1,460,139 $205,062 $205,062
Repurchase
Request
Deadline
Repurchase Offer
Amount (as a
percentage of
outstanding shares)
Number of
Shares
Repurchased
Percentage of
Outstanding Shares
Repurchased
05 May 2023 7.50% 82,217 0.41%
07 Aug 2023 7.50% 500,561 1.59%
06 Nov 2023 7.50% 159,441 0.41%
05 Feb 2024 7.50% 400,549 0.87%

Notes to Financial Statements
(continued)
Common Share Transactions
Transactions in common shares during the Fund's current and prior fiscal period were as follows:
Preferred Shares
MuniFund Preferred Shares: The Fund has issued and has outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 liquidation preference per share. These MFP Shares were issued via private placement and are not publicly available.
The Fund is obligated to redeem its MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Fund. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Fund. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Fund may establish additional mode structures with the MFP Share.
• Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of their shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.
The Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.
• Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed
“spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.
The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread’ being demanded by investors on instruments having similar terms in the current market. During the current reporting period, the Adviser has determined that the fair value of the shares approximated their liquidation preference.
• Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. The Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.
Year Ended
3/31/24
*
Year Ended
3/31/23
*
Enhanced High Yield Municipal Bond Shares Amount Shares Amount
Subscriptions:
Class A1
(1)
12,514,933 $90,457,934 5,166,141 $38,235,137
Class A2
(2)
7,830,952 55,994,800 3,544,671 25,753,600
Class A2 - exchange of Class I — — 3,094 25,000
Class I 15,072,948 108,166,384 2,284,653 16,504,132
Total subscriptions 35,418,833 254,619,118 10,998,559 80,517,869
Reinvestments of distributions:
Class A1
(1)
398,108 2,862,917 122,464 903,574
Class A2
(2)
301,508 2,177,313 35,756 257,960
Class I 203,957 1,463,561 53,227 389,841
Total reinvestments of distributions 903,573 6,503,791 211,447 1,551,375
Repurchases:
Class A1
(1)
(941,014) (6,793,578) (258,523) (1,800,502)
Class A2
(2)
(314,385) (2,303,785) — —
Class I (158,796) (1,086,330) (280,286) (2,093,684)
Redemptions:
Class I - exchange to Class A2 — — (3,094) (25,000)
Total repurchases and redemptions (1,414,195) (10,183,693) (541,903) (3,919,186)
Net increase (decrease) 34,908,211 $250,939,216 10,668,103 $78,150,058
* Prior to the commencement of operations, the Adviser owned 10,000 shares, 9,900 of which are still held as of the end of the current fiscal period.
(1) Effective July 29, 2022, Class A Shares were renamed Class A1 Shares.
(2) Class A2 Shares were established and commenced operations on July 29, 2022.

The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP Shares while within VRDM. Payments made by the
Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of
Operations.
For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MFP
Shares, Net” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Payable for interest” on the Statement of Assets and Liabilities.
Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of
Operations.
Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.
The Fund incurred offering costs of $545,000 in connection with its offering of MFP Shares, which were recorded as a deferred charge and are being amortized over the life of the shares. These offering costs are recognized as a component of “MFP Shares, Net” on the Statement of Assets and
Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
As of the end of the reporting period, the Fund had $138,713,916 MFP Shares at liquidation preference, net of deferred offering costs.
Further details of the Fund's MFP Shares outstanding as of the end of the reporting period, were as follows:
The average liquidation preference of MFP Shares outstanding and the annualized dividend rate during the current fiscal period were as follows:
Preferred Share Transactions: Transactions in preferred shares during the Fund's current and prior fiscal period, where applicable, are noted in the following table.
Transactions in MFP Shares for the Fund, where applicable, were as follows:
7. Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund is subject to federal taxation.
The Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund's federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Fund's tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund's financial statements.
Series
Shares
Outstanding
Liquidation
Preference
Term
Redemption
Date Mode
Mode
Termination
Date
A 545 $54,500,000 September 1, 2042 VRM September 25, 2025
B 850 $85,000,000 July 1, 2043 VRM N/A
Fund
Average Liquidation Preference of
MFP Shares outstanding Annualized Dividend Rate
Enhanced High Yield Municipal Bond $94,169,399 4.52%
Year Ended 3/31/24
Series Shares Amount
MFP Shares Issued A 270 $27,000,000
MFP Shares Issued B 850 $85,000,000
Year Ended 3/31/23
Series Shares Amount
MFP Shares Issued A 275 $27,500,000

Notes to Financial Statements
(continued)
Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to nondeductible expenses, paydowns, taxable market discount, and taxes paid. Temporary and permanent differences have no impact on a Fund's net assets.
As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes were as follows:
For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.
As of year end, the components of accumulated earnings on a tax basis were as follows:
The tax character of distributions paid was as follows:
\
As of year end, the Fund had capital loss carryforwards, which will not expire:
8. Management Fees and Other Transactions with Affiliates
Management Fees: The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-
level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, is calculated according to the following schedule:
Fund
Tax Cost
Gross Unrealized
Appreciation
Gross
Unrealized
(Depreciation)
Net
Unrealized
Appreciation
(Depreciation)
Enhanced High Yield Municipal Bond
$ 527,275,609 $ 19,295,319 $ (16,010,703) $ 3,284,616
Fund
Undistributed
Tax-Exempt
Income
1
Undistributed
Ordinary
Income
Undistributed
Long-Term
Capital Gains
Unrealized
Appreciation
(Depreciation)
Capital Loss
Carryforwards
Late-Year Loss
Deferrals
Other
Book-to-Tax
Differences Total
Enhanced High
Yield Municipal
Bond
$ 592,720 $ 24,665 $ — $ 3,284,616 $ (6,632,257) $ — $ (1,782,999) $ (4,513,255)
1
Undistributed tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period March 1, 2024 through March 31, 2024 and paid on April 1, 2024.
3/31/24 3/31/23
Fund
Tax-Exempt
Income
1
Ordinary
Income
Long-Term
Capital Gains
Tax-Exempt
Income
Ordinary
Income
Long-Term
Capital Gains
Enhanced High Yield Municipal Bond
$ 14,812,808 $ 92,700 $ — $ 3,990,694 $ 226,968 $ —
1
The Fund designates these amounts paid during the period as Exempt Interest Dividends.
Fund
Short-Term Long-Term Total
Enhanced High Yield Municipal Bond
1
$ 5,163,041 $ 1,469,216 $ 6,632,257
1
A portion of Enhanced High Yield Municipal Bond's capital loss carryforwards is subject to limitation under the Internal Revenue Code and related regulations.
Average Daily Managed Assets* Fund-Level Fee Rate
For the first $125 million 0.8000%
For the next $125 million 0.7875
For the next $250 million 0.7750
For the next $500 million 0.7625
For the next $1 billion 0.7500
For the next $3 billion 0.7250
For managed assets over $5 billion 0.7125

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:
*    The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities)
in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2024, the complex-level fee rate for the Fund was as follows:
The Adviser has agreed to waive fees and/or reimburse expenses through July 31, 2025, so that the total annual operating expenses of the Fund
(excluding any distribution and/or service fees that may be applicable to a particular class of shares, issuance and dividend costs of Preferred Shares that may be issued by the Fund, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, litigation expenses and extraordinary expenses) do not exceed 1.05% of the average daily managed assets of any class of Fund shares.
This expense limitation may be terminated or modified prior to that date only with the approval of the Board.
Distribution and Service Fees: The Fund has adopted a Distribution and Servicing Plan for Class A1 Common Shares and Class A2 Common
Shares of the Fund. The Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its Common Shares. Although the
Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to, among other things, impose distribution and shareholder servicing fees. The Distribution and Servicing Plan permits the Fund to compensate the Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, for using reasonable efforts to secure purchasers of the Fund’s Common Shares, including by providing continuing information and investment services and/or by making payments to certain authorized institutions in connection with the sale of Common Shares or servicing of shareholder accounts. Most or all of the distribution and/
or service fees are paid to financial firms through which Shareholders may purchase or hold Class A1 Common Shares and/or Class A2 Common
Shares. The maximum annual rates at which the distribution and/or servicing fees may be paid under the Distribution and Servicing Plan for Class
A1 Common Shares (calculated as a percentage of the Fund’s average daily net assets attributable to the Class A1 Common Shares) is 0.75%. The maximum annual rates at which the distribution and/or servicing fees may be paid under the Distribution and Servicing Plan for Class A2 Common
Shares (calculated as a percentage of the Fund’s average daily net assets attributable to the Class A2 Common Shares) is 0.50%. During the current reporting period the annual rate paid by the Fund for Class A1 Shares and Class A2 Shares was 0.75% and 0.50%, respectively.
Other Transactions with Affiliates: The Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the
Sub-Adviser or by an affiliate of the Adviser (each an, “Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board
("cross-trade"). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Fund engaged in cross-trades pursuant to these procedures as follows:
Complex-Level Eligible Asset Breakpoint Level* Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion 0.2000%
$56 billion 0.1996
$57 billion 0.1989
$60 billion 0.1961
$63 billion 0.1931
$66 billion 0.1900
$71 billion 0.1851
$76 billion 0.1806
$80 billion 0.1773
$91 billion 0.1691
$125 billion 0.1599
$200 billion 0.1505
$250 billion 0.1469
$300 billion 0.1445
Fund
Complex-Level Fee
Enhanced High Yield Municipal Bond
0 .1600%
Fund
Purchases Sales
Realized
Gain (Loss)
Enhanced High Yield Municipal Bond
$ 470,975 $ 10,501,410 $ (150,322)

Notes to Financial Statements
(continued)
The Distributor also received 12b-1 service fees on Class A1 Shares and Class A2 Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
As of the end of the reporting period TIAA owned 9% of Fund shares.
9. Commitments and Contingencies
In the normal course of business, the Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include recourse arrangements for certain TOB Trusts and certain agreements related to preferred shares, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Fund did not have any unfunded commitments other than those disclosed in the Notes to Financial Statements, when applicable.
From time to time, the Fund may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund's rights under contracts. As of the end of the reporting period, the Fund is not subject to any material legal proceedings.
10. Borrowing Arrangements
Committed Line of Credit: The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day,
$2.700 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for temporary purposes (other than on-
going leveraging for investment purposes). Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the
Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The current credit facility was entered into on June 21, 2023 expiring on June 19, 2024, replacing the previous facility, which expired June 2023.
The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a)
OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed.
The Participating Funds also incurred a 0.05% upfront fee on the increased commitments from select lenders. Interest expense incurred by the
Participating Funds, when applicable, is recognized as a component of “Interest expense and amortization of offering costs” on the Statement of
Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating
Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Fund utilized this facility. The Fund’s maximum outstanding balance during the utilization period was as follows:
During the Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the
Borrowings were as follows:
Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities.
Fund
Commission
Advances
(Unaudited)
Enhanced High Yield Municipal Bond
$ 1,234,706
Fund
Maximum
Outstanding
Balance
Enhanced High Yield Municipal Bond
$ 14,911,167
Fund
Utilization
Period (Days
Outstanding)
Average
Daily Balance
Outstanding
Average Annual
Interest Rate
Enhanced High Yield Municipal Bond
27 $ 8,240,033 6.47%

11. Subsequent Events
Management Fees: As of May 1, 2024, the Fund’s overall complex-level fee begins at a maximum rate of 0.1600% of the Fund’s average daily managed assets, with breakpoints for eligible complex-level assets above $124.3 billion. Therefore, the maximum management fee rate for the Fund is the fund-level fee listed within this report plus 0.1600%. The overall complex-level fee schedule is as follows:
*   The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen-branded closed-end funds and Nuveen branded open-end funds (“Nuveen Mutual
Funds”). Except as described below, eligible assets include the assets of all Nuveen-branded closed-end funds and Nuveen Mutual Funds organized in the United States. Eligible assets do not include the net assets of: Nuveen fund-of-funds, Nuveen money market funds, Nuveen index funds, Nuveen Large Cap Responsible Equity Fund or Nuveen Life Large Cap Responsible
Equity Fund. In addition, eligible assets include a fixed percentage of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by the Adviser’s affiliate,
Teachers Advisors, LLC (except those identified above). The fixed percentage will increase annually until May 1, 2033, at which time eligible assets will include all of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by Teachers Advisors, LLC (except those identified above). Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.
Complex-Level Asset Breakpoint Level* Complex-Level Fee
For the first $124.3 billion 0.1600%
For the next $75.7 billion 0.1350
For the next $200 billion 0.1325
For eligible assets over $400 billion 0.1300

Important Tax Information
(Unaudited)
As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.
Long-Term Capital Gains
As of year end, the Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:
Fund
Net Long-Term
Capital Gains
Enhanced High Yield Municipal Bond $ —

Risk Considerations
(Unaudited)

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal
Deposit Insurance Corporation.
Nuveen Enhanced High Yield Municipal Bond Fund
Investing in interval funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. The Fund concentrates in non-investment grade and unrated bonds, as well as special situations municipal securities, with long maturities and durations which carry heightened credit risk, liquidity risk, and potential for default. In addition, the Fund oftentimes utilizes a significant amount of leverage and in doing so, assumes a high level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk. These and other risk considerations are described in more detail on the Fund’s web page at www.nuveen.com/HYIF.

Additional Fund Information
(Unaudited)
Board of Trustees
Joseph A. Boateng Michael A. Forrester Thomas J. Kenny Amy B.R. Lancellotta Joanne T. Medero Albin F. Moschner John K. Nelson
Loren M. Starr Matthew Thornton III Terence J. Toth Margaret L. Wolff Robert L. Young
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank
& Trust Company
One Congress Street
Boston, MA
02111-2016
Legal Counsel
Chapman and Cutler
LLP
Chicago, IL 60603
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers
LLP
One North Wacker Drive
Chicago, IL 60606
Transfer Agent and
Shareholder Services
DST Asset Manager Solutions,
Inc. (DST)
333 West 11th Street
5th Floor
Kansas City, MO 64105
(800) 257-8787
Portfolio of Investments Information
The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck:
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)

Average Annual Total Return
: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Effective Leverage:
Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender
Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.
Gross Domestic Product (GDP):
The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Inverse Floating Rate Securities:
Inverse floating rate securities are the residual interest in a tender option bond (TOB)
trust, sometimes referred to as “inverse floaters,” are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater’’) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Leverage:
Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100%
of the investment capital.
Net Asset Value (NAV) Per Share:
A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
Regulatory Leverage:
Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.
Tax Obligation/General Bonds:
Bonds backed by the general revenues of an issuer, including taxes, where the issuer has the ability to increase taxes by an unlimited amount to pay the bonds back.
Tax Obligation/Limited Bonds:
Bonds backed by the general revenues of an issuer, including taxes, where the issuer doesn’t have the ability to increase taxes by an unlimited amount to pay the bonds back.
Total Investment Exposure:
Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets heId by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Liquidity Risk Management Program
(Unaudited)
Discussion of the operation and effectiveness of the Fund’s liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund covered in this Report (the
“Fund”) has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage the Fund’s liquidity risk.
The Program consists of various protocols for assessing and managing the Fund’s liquidity risk. The Fund's Board of Trustees (the "Board") previously designated Nuveen Fund Advisors, LLC, the Fund's investment adviser, as the Administrator of the Program. The adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the adviser’s Liquidity Oversight Sub-Committee (the
"LOSC”). The LOSC is composed of personnel from the adviser and Teachers Advisors, LLC, an affiliate of the adviser.
At a May 23-25, 2023 meeting of the Board, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for calendar year 2022 (the “Review Period”), as required under the Liquidity Rule. The report noted
that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to the Fund’s liquidity developments.
In accordance with the Program, the LMAT assesses the Fund’s liquidity risk no less frequently than annually based on various factors, such as (1)
the Fund’s investment strategy and the liquidity of portfolio investments, (ii) cash flow projections, and (ii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
The Fund portfolio investment is classified into one of four liquidity categories (including the most liquid, “Highly Liquid”, and the least liquid,
“Illiquid”, discussed below), The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment
Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, and use third- party vendor data.
Any Fund that does not primarily hold highly liquid investments must, among other things, determine a minimum percentage of Fund assets that must be invested in highly liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, the Fund primarily held Highly
Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.
The Liquidity Rule also limits a Fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a Fund from acquiring Illiquid investments if doing so would result in the Fund holding more than 15% of its net assets in illiquid investments, and requires certain reporting to the
Fund Board and the Securities and Exchange Commission any time a Fund’s holdings of Illiquid investments exceeds 15% of net assets. During the
Review Period, no Fund exceeded the 15% limit on Illiquid investments.

Annual Investment Management
Agreement Approval Process
(Unaudited)

At a meeting held on May 23-25, 2023 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940
Act”)) (the “Independent Board Members”), approved the renewal of the management agreement (the “Investment Management Agreement”)
with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as the investment adviser to the Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to the Fund for an additional one-year term. As the Board is comprised of all Independent Board Members, the references to the
Board and the Independent Board Members are interchangeable.
Following up to an initial two-year period, the Board considers the renewal of the Investment Management Agreement and the Sub-Advisory
Agreement on behalf of the Fund on an annual basis. The Investment Management Agreement and Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements,” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and the applicable sub-advisers in their annual review of the advisory agreements. Throughout the year, the
Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to the Board’s annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the Nuveen funds; management of distributions; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; securities lending; liquidity management; overall market and regulatory developments; and with respect to closed-end funds, capital management initiatives, institutional ownership, management of leverage financing and the secondary market trading of the closed-end funds and any actions to address discounts. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and/or portfolio teams, when feasible. The presentations, discussions, and meetings throughout the year also provide a means for the Board to evaluate the level, breadth and quality of services provided by the Adviser and how such services have changed over time in light of new or modified regulatory requirements, changes to market conditions or other factors.
In connection with its annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its review of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions advanced in 2022 for the benefit of particular Nuveen funds and/or the Nuveen fund complex; a review of each sub-adviser to the
Nuveen funds and/or the applicable investment team; an analysis of fund performance with a focus on any Nuveen funds considered performance outliers; an analysis of the fees and expense ratios of the Nuveen funds with a focus on any Nuveen funds considered expense outliers; a review of management fee schedules; a review of temporary and permanent expense caps and fee waivers (as applicable) and related expense savings; a description of portfolio manager compensation; an overview of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of secondary market performance and commentary regarding the leverage management, share repurchase and shelf offering programs of Nuveen closed-end funds); a description of the profitability or financial data of Nuveen and the sub-advisers to the
Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year. The Board’s review of the advisory agreements for the Nuveen funds is based on all the information provided to the Board and its committees throughout the year as well as the information prepared specifically with respect to the annual review of such advisory agreements. The performance, fee and expense data and other information provided by a Fund
Adviser, Broadridge or other service providers were not independently verified by the Independent Board Members.
As part of its review, the Board met on April 11-12, 2023 (the “April Meeting”) to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds and/or its investment teams. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements, including guidance from court cases evaluating advisory fees.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided to the Board and its committees throughout the year as well as the materials prepared specifically in connection with the renewal process. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the Board’s annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
Each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process and may place different emphasis on the relevant information year to year in light of, among other things, changing market and economic conditions. A summary of the principal factors and information, but not all the factors, the Board considered in deciding to renew the
Advisory Agreements is set forth below.

Annual Investment Management Agreement Approval Process
(Unaudited)
(continued)
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund with particular focus on the services and enhancements or changes to such services provided during the last year. The Independent Board Members considered the Investment Management Agreement and the
Sub-Advisory Agreement separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the
Sub-Adviser in providing services to the Fund.
The Board recognized that the Adviser provides a wide array of management, oversight and administrative services to manage and operate the
Nuveen funds and that the scope and complexity of these services, along with the undertakings required of the Adviser in connection with providing these services, have expanded over time as a result of, among other things, regulatory, market and other developments. The Board noted the
Adviser’s dedication of resources, time, personnel and capital and commitment to continuing to develop improvements and innovations that seek to enhance the Nuveen fund complex and meet the needs of the Nuveen funds in an increasingly complex regulatory environment. The Board received and reviewed information regarding, among other things, the Adviser’s investment oversight responsibilities, regulatory and compliance services, administrative duties and other services.
The Board considered the breadth and the quality of the services the Adviser and its various teams provide in overseeing the investment management of the Nuveen funds, including, among other things, overseeing and reviewing the services provided by the various sub-advisers to the Nuveen funds and their investment teams; evaluating fund performance and market conditions; overseeing operational and investment risks; evaluating investment strategies and recommending any changes thereto; managing liquidity; managing the daily valuation of portfolio securities; overseeing trade execution and securities lending; and setting and managing distributions consistent with the respective fund’s product design. With respect to closed-end funds, such services also include managing leverage; monitoring asset coverage levels for leveraged funds and compliance with rating agency criteria; providing capital management and secondary market services (such as implementing common share shelf offerings, capital return programs and common share repurchases); and maintaining a closed-end fund investor relations program. The Board also reviewed the structure of investment personnel compensation of each Fund Adviser and considered whether the structure provides appropriate incentives to attract and maintain qualified personnel and to act in the best interests of the respective Nuveen fund.
Given the Nuveen funds operate in a highly regulated industry, the Board further considered the extensive compliance, regulatory and administrative services the Adviser and its various teams provide to manage and operate the Nuveen funds. The Board recognized such services included, but were not limited to, managing compliance policies; monitoring compliance with applicable policies, laws and regulations; devising internal compliance programs in seeking to enhance compliance with regulatory requirements and creating a framework to review and assess compliance programs; overseeing sub-adviser compliance testing; preparing compliance training materials; and responding to regulatory requests. The Board reviewed highlights of the various initiatives Nuveen compliance had taken in 2022 including, among other things, additional due diligence of service providers as their operating environments evolve post-Covid to more hybrid in-person working arrangements; investments in supporting and expanding international trading capabilities; continuing efforts to enhance policies and controls to address compliance risks including those related to environmental, social and governance (“ESG”) matters and new regulatory developments or guidance; and establishing and maintaining compliance policies and comprehensive compliance training programs. The Board also considered information regarding the Adviser’s business continuity, disaster recovery and information security programs and the periodic testing and review of such programs.
In addition to the above functions, the Board considered the quality and extent of other non-advisory services the Adviser provides including, among other things, various fund administration services (such as preparing, overseeing or assisting with the preparation of tax and regulatory filings); product management services (such as evaluating and enhancing products and strategies); legal support services; shareholder services and transfer agency function oversight services; and board support and reporting services. With respect to board support services, the Board reviewed a summary of the annual, quarterly, and special reports the Adviser and/or its affiliates provided to the Board throughout 2022.
The Board further acknowledged various initiatives the Adviser had undertaken or continued in 2022 in seeking to improve the effectiveness of its organization, the Nuveen funds product line-up as well as particular Nuveen fund(s) through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; reopening certain funds previously closed to new investors; adding or modifying the share classes offered by certain funds;
implementing fee waivers and expense cap changes for certain funds and evaluating and adjusting portfolio management teams as appropriate for various funds; and developing policy positions on a broad range of regulatory proposals that may impact the funds and communicating with lawmakers and other regulatory authorities to help ensure these positions are represented.
Aside from the services provided, the Board recognized the financial resources of the Adviser and its affiliates and their willingness to make investments in the technology, personnel and infrastructure to support the Nuveen funds, including maintaining a seed capital budget to support new or existing funds and/or facilitate changes for a respective fund. The Board noted the benefits to shareholders of investing in a fund that is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the
Nuveen funds including during stressed times. The Board recognized the overall reputation and capabilities of the Adviser and its affiliates, the
Adviser’s continuing commitment to provide high quality services, its willingness to implement operational or organizational changes in seeking, among other things, to enhance efficiencies and services to the Nuveen funds and its responsiveness to the Board’s questions and/or concerns raised throughout the year and during the annual review of advisory agreements. The Board also considered the significant risks borne by the Adviser and its affiliates in connection with their services to the Nuveen funds, including entrepreneurial risks in sponsoring new funds and ongoing risks with managing the funds such as investment, operational, reputational, regulatory, compliance and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of the Fund’s portfolio under the oversight of the Adviser and the Board. The
Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes to such team, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each Advisory Agreement.
B. The Investment Performance of the Fund and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also considered a variety of investment performance data of the
Nuveen funds prepared specifically for the annual review of the advisory agreements as well as the performance data the Board received throughout the year representing different time periods. In this regard, leading into the May Meeting, the Board reviewed, among other things, Fund performance over the quarter and one-year periods ending December 31, 2022 and March 31, 2023. In addition, the Board reviewed and discussed performance data at its regularly scheduled quarterly meetings during the year. The Board therefore took into account the performance data, presentations and discussions (written and oral) that have been provided for the annual review as well as in prior meetings over time in evaluating fund performance, including the Adviser’s analysis of a fund’s performance with particular focus on performance outliers (both overperformance and underperformance), the factors contributing to performance (including relative to a fund’s benchmark and peers and the impact of market conditions)
and any recommendations or steps that had been taken or were proposed to be taken to address significant performance concerns. In this regard, the Board noted, among other things, that certain Nuveen funds had changes in portfolio managers or other significant changes to their investment strategies or policies since March 2020, and, as a result, the Board reviewed certain tracking performance data comparing the performance of such funds before and after such changes.
The Board recognized that performance data reflects performance over a specified period which may differ significantly depending on the ending dates selected, particularly during periods of market volatility. Further, the Board noted that shareholders may evaluate performance based on their own respective holding periods which may differ from the performance periods reviewed by the Board and lead to differing results.
In its evaluation, the Board reviewed Nuveen fund performance results from different perspectives. In general, subject to certain exceptions, the
Board reviewed both absolute and relative fund performance during the annual review over the various time periods and evaluated performance results in light of a fund’s investment objective(s), strategies and risks. With respect to the relative performance, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In reviewing such comparative performance, the Board was cognizant of the inherent limitations of such data which can make meaningful performance comparisons generally difficult. As an illustration, differences in the composition of the Performance Peer Group, the investment objective(s), strategies and other characteristics of the peers in the Performance Peer
Group, the level, type and cost of leverage (if any) of the peers, and the varying sizes of peers all may contribute to differences in the performance results of a Performance Peer Group compared to the applicable Nuveen fund. With respect to relative performance of a Nuveen fund compared to a benchmark index, differences, among other things, in the investment objective(s) and strategies of a fund and the benchmark (particularly an actively managed fund that does not directly follow an index) as well as the costs of operating a fund would necessarily contribute to differences in performance results and limit the value of the comparative performance information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the Fund as low, medium or high.
The secondary market trading of shares of the Nuveen closed-end funds also continues to be a priority for the Board given its importance to shareholders, and therefore the Board and/or its Closed-end Fund committee reviews certain performance data reflecting, among other things, the premiums and discounts at which the shares of the Nuveen closed-end funds have traded over specified periods throughout the year. In its review, the Board considers, among other things, changes to investment mandates and guidelines, distribution policies, leverage levels and types; share repurchases and similar capital market actions; and effective communications programs to build greater awareness and deepen understanding of closed-end funds.
The Board was aware that the Fund operated as an interval fund in the Nuveen fund family and that interval funds generally are continuously offered closed-end funds and designed to be a hybrid between open- and closed-end funds. In this regard, shares of interval funds typically do not trade in the secondary market, but instead, interval funds (such as the Fund) periodically offer to repurchase a specified portion of their shares.
As applicable, the Board considered the impact of leverage on a Nuveen fund’s performance. The Board further acknowledged that performance results should include the distribution yields of funds that seek to provide income as part of their investment objective(s) to shareholders. In this regard, the Board considered that the use of leverage by various funds may have detracted from total return performance of such funds over various periods in current market conditions, but the leverage also was accretive in helping to provide income.
The Board also evaluated Nuveen fund performance in light of various relevant factors which may include, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. The Board acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance and that a single investment theme could disproportionately affect performance. Further, the Board recognized that the market and economic conditions may significantly impact a fund’s performance, particularly over shorter periods, and such performance may be more reflective of such economic or market events and not necessarily reflective of management skill. Although the Board reviews short-, intermediate- and longer-term performance data, the Board recognized that longer periods of performance may reflect full market cycles.
In relation to recent general market conditions, the Board had recognized the general market volatility and underperformance of the market in
2022 in considering Nuveen fund performance. The Board took into account the Adviser’s assessment of a fund’s performance during the recent period of significant market volatility. In their review from year to year, the Board Members consider and may place different emphasis on the

Annual Investment Management Agreement Approval Process
(Unaudited)
(continued)
relevant information in light of changing circumstances in market and economic conditions. In evaluating performance, the Board focused particular attention on funds with less favorable performance records. However, depending on the facts and circumstances including any differences between the respective fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark and/or peer group for certain periods. With respect to any funds for which the Board has identified performance issues, the Board seeks to monitor such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.
The Board’s determinations with respect to the Fund are summarized below.
The Board noted that the Fund’s performance was below the performance of its benchmark and the Fund ranked in the fourth quartile of its
Performance Peer Group for the one-year periods ended December 31, 2022 and March 31, 2023. The Board recognized, however, that the Fund was relatively new with a performance history too limited to make a meaningful assessment of performance and management deserved additional time to develop a performance record. The Board will continue to monitor the development of the Fund.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board generally reviewed, among other things, with respect to the Nuveen closed-end funds, the contractual management fee and actual management fee (i.e., the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of a fund (after any fee waivers and/or expense reimbursements). More specifically, the Independent Board Members reviewed, among other things, each Nuveen closed-end fund’s actual management fee rate (after fee waivers and/or expense reimbursements, if any) and net total expense ratio in relation to those of a comparable universe of funds (the
“Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board
Members take these limitations and differences into account when reviewing comparative peer data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net total expense ratio (excluding investment-related costs of leverage for closed-end funds) of six basis points or higher compared to that of its peer average (each, an
“Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net total expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) for certain of the closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net total expense ratio and fees (excluding leverage costs and leveraged assets for the closed-end funds) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe.
The Independent Board Members also considered, in relevant part, a Nuveen fund’s management fee and net total expense ratio in light of its performance history, including reviewing certain funds identified by the Adviser and/or the Board as having a higher net total expense ratio or management fee compared to their respective peers coupled with experiencing periods of challenged performance and considering the reasons for such comparative positions. In addition, with respect to closed-end funds that utilize leverage, the Independent Board
Members recognized that certain assets attributable to a fund’s use of leverage may be included in the amount of assets upon which the advisory fee or sub-advisory fee is calculated. The Independent Board Members acknowledged the fact that a decision to employ leverage or increase a fund’s leverage which has the effect, all other things being equal, of increasing the assets upon which an advisory or sub-
advisory fee is based (and, in turn, increasing the Adviser’s and applicable sub-adviser’s management fees), means that the Adviser and applicable sub-adviser may have a conflict of interest in determining whether to use or increase leverage. The Independent Board Members recognized, however, that the Adviser and sub-advisers would seek to manage the potential conflict by recommending to the Board to leverage the applicable fund or increase such leverage when the Adviser and/or sub-adviser, as applicable, has determined that such action would be in the best interests of the respective fund and its common shareholders and by periodically reviewing with the Board the fund’s performance and the impact of the use of leverage on that performance.
In addition, in their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $62.4 million and fund-level breakpoints reduced fees by approximately $76.1 million in 2022. Further, fee caps and waivers for all applicable Nuveen funds saved shareholders approximately $13.4 million in fees in 2022.
With respect to the Sub-Adviser, the Board also considered, among other things, the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the Fund and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Fund.
The Independent Board Members noted that the Fund had an actual management fee and a net total expense ratio that were below the respective peer averages.

Based on its review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In evaluating the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the municipal Nuveen funds, such other clients may include retail and institutional municipal managed accounts sub-advised by the Sub-Adviser, municipal exchange-traded funds (“ETFs”) sub-advised by the Sub-Adviser that are offered by another fund complex, municipal managed accounts offered by an unaffiliated adviser and certain municipal private limited partnerships offered by Nuveen. The Board reviewed, among other things, the fee range and average fee of municipal retail advisory accounts and municipal institutional accounts, the sub-advisory fee the
Sub-Adviser received for serving as sub-adviser to certain municipal ETFs offered outside the Nuveen family and the management fee rates paid by the municipal private limited partnerships operated by Nuveen.
In considering the comparative fee data, the Board recognized that differences, including but not limited to, the amount, type and level of services provided by the Adviser to the Nuveen funds compared to that provided to other clients as well as differences in investment policies; eligible portfolio assets and the manner of managing such assets; product structure; investor profiles; account sizes; and regulatory requirements contribute to the variations in the fee schedules. The Board acknowledged the wide range of services in addition to investment management that the Adviser had provided to the Nuveen funds compared to other types of clients as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the more extensive services, regulatory requirements and legal liabilities, and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company compared to that required in advising other types of clients.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered estimated profitability information of Nuveen as a result of its advisory services to the Nuveen funds as well as profitability data of other publicly traded asset management firms. Such profitability information included, among other things, gross and net revenue margins (excluding distribution) of Nuveen Investments, Inc. (“Nuveen Investments”) for services to the Nuveen funds on a pre-tax and after-tax basis for the 2022 and 2021 calendar years as well as the revenues earned (less any expense reimbursements/fee waivers) and expenses incurred by Nuveen Investments for its advisory activities to the Nuveen funds (excluding distribution and certain other expenses) for the 2022 and 2021 calendar years. The Independent Board Members also considered a summary of some of the key factors that impacted Nuveen’s profitability in 2022. In addition, the Board reviewed the revenues, expenses and operating margin (pre- and after-tax) the Adviser derived from its ETF product line for the 2022 and 2021 calendar years.
In developing the profitability data of the Adviser for its advisory services to the Nuveen funds, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is necessarily dependent on cost allocation methodologies to allocate expenses throughout the complex and among the various advisory products. Given there is no perfect expense allocation methodology and that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results, the Board reviewed, among other things, a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 through 2022, and a historical expense analysis of Nuveen Investments’ revenues, expenses and pre-tax net revenue margins derived from its advisory services to the
Nuveen funds (excluding distribution) for the calendar years from 2017 through 2022. The Board had also appointed four Independent
Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to meet with representatives of the Adviser and review the development of the profitability data and to report to the full Board.
In addition, the Board considered certain comparative operating margin data. In this regard, the Board reviewed the operating margins of
Nuveen Investments compared to the adjusted operating margins of a peer group of asset management firms with publicly available data and the most comparable assets under management (based on asset size and asset composition) to Nuveen. The Board recognized that the operating margins of the peers were adjusted generally to address that certain services provided by the peers were not provided by
Nuveen. The Board also reviewed, among other things, the net revenue margins (pre-tax) of Nuveen Investments on a company-wide basis and the net revenue margins (pre-tax) of Nuveen Investments derived from its services to the Nuveen funds only (including and excluding distribution) compared to the adjusted operating margins of the peer group for each calendar year from 2012 to 2022. Although the total company operating margins of Nuveen Investments were in the bottom half of the peer group range for 2022 and 2021, the Independent
Board Members recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.

Annual Investment Management Agreement Approval Process
(Unaudited)
(continued)
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of
Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2022 and 2021 calendar years to consider the financial strength of TIAA.
The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility. The Board also noted the reinvestments Nuveen, its parent and/or other affiliates made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to technological capabilities.
In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the respective Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and after-tax) for its advisory activities to the respective Nuveen funds for the calendar years ended December 31, 2022 and December 31, 2021. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and after-tax) by asset type for the Sub-Adviser for the calendar years ending December 31,
2022 and December 31, 2021.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds, whether these economies of scale have been appropriately shared with the funds and whether there is potential for realization of further economies of scale. Although the
Board recognized that economies of scale are difficult to measure with any precision and certain expenses may not decline with a rise in assets, the Board considered that Nuveen shares the benefits of economies of scale, if any, in a number of ways including through the use of breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. In this regard, the Board recognized that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. With this structure, the Board noted that the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined, and the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows.
In addition to the fund-level and complex-level fee schedules, the Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2022 and 2021), including the temporary expense cap applicable to the Fund. The Board recognized that such waivers and reimbursements applicable to the respective Nuveen funds are another means for potential economies of scale to be shared with shareholders of such funds and can provide a protection from an increase in expenses if the assets of the applicable funds decline.
As noted above, the Independent Board Members also recognized the continued reinvestment in Nuveen’s business to enhance its capabilities and services to the benefit of its various clients. The Board understood that many of these investments in the Nuveen business were not specific to individual Nuveen funds but rather incurred across of a variety of products and services pursuant to which the family of Nuveen funds as a whole may benefit. In addition, the Board also considered that Nuveen has provided, without raising advisory fees to the Nuveen funds, certain additional services, including, but not limited to, services required by new regulations and regulatory interpretations, and this was also a means of sharing economies of scale with the funds and their shareholders.
Based on its review, the Board was satisfied that the current fee arrangements together with the reinvestment in Nuveen’s business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the Nuveen open-end funds for which it may be compensated. The
Independent Board Members further noted that, subject to certain exceptions, certain classes of the Nuveen open-end funds pay 12b-1 fees, and the Independent Board Members reviewed the amount retained by the Adviser’s affiliate. Similarly, the Independent Board Members recognized that an affiliate of the Adviser may also receive a portion of the distribution and service fees paid by certain classes of the Fund. As indicated above, the Fund operates as an interval fund, which is a continuously offered closed-end fund designed to be a hybrid between open- and closed-end funds.
In addition, the Independent Board Members noted that the various sub-advisers to the Nuveen funds do not generally benefit from soft dollar arrangements with respect to Nuveen fund portfolio transactions.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable in light of the services provided.

F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Independent Board
Members concluded that the terms of each Advisory Agreement were reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed for an additional one-year period.

Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”)
has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
and Term
(1)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Number of
Portfolios
in Fund
Complex
Overseen By
Board Member
Independent Trustees:
Terence J. Toth
1959
333 W. Wacker Drive
Chicago, IL 60606
Co-Chair and
Board Member
2008
Class II
Formerly, a Co–Founding Partner, Promus Capital (investment
advisory firm) (2008–2017); formerly, Director, Quality Control
Corporation (manufacturing) (2012–2021); Chair and Member of the Board of Directors (since 2021), Kehrein Center for the Arts
(philanthropy); Member of the Board of Directors (since 2008),
Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair
(2017–2022), Mather Foundation Board (philanthropy); formerly,
Member (2005–2016), Chicago Fellowship Board (philanthropy);
formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010–2019); formerly,
Director, LogicMark LLC (health services) (2012–2016); formerly,
Director, Legal & General Investment Management America, Inc.
(asset management) (2008–2013); formerly, CEO and President,
Northern Trust Global Investments (financial services) (2004–2007);
Executive Vice President, Quantitative Management & Securities
Lending (2000–2004); prior thereto, various positions with Northern
Trust Company (financial services) (since 1994); formerly, Member,
Northern Trust Mutual Funds Board (2005–2007), Northern Trust
Global Investments Board (2004–2007), Northern Trust Japan
Board (2004–2007), Northern Trust Securities Inc. Board (2003–
2007) and Northern Trust Hong Kong Board (1997–2004).
216
Joseph A. Boateng
1963
730 Third Avenue
New York, NY 10017
Board Member 2024
Class II
Chief Investment Officer, Casey Family Programs (since 2007);
formerly, Director of U.S. Pension Plans, Johnson & Johnson
(2002–2006); Board Member, Lumina Foundation (since 2019)
and Waterside School (since 2021); Board Member (2012–2019)
and Emeritus Board Member (since 2020), Year-Up Puget Sound;
Investment Advisory Committee Member and Former Chair (since
2007), Seattle City Employees’ Retirement System; Investment
Committee Member (since 2019), The Seattle Foundation; Trustee
(2018–2023), the College Retirement Equities Fund; Manager
(2019–2023), TIAA Separate Account VA-1.
210
Michael A. Forrester
1967
730 Third Avenue
New York, NY 10017
Board Member 2024
Class I
Formerly, Chief Executive Officer (2014–2021) and Chief Operating
Officer (2007–2014), Copper Rock Capital Partners, LLC; Trustee,
Dexter Southfield School (since 2019); Member (since 2020),
Governing Council of the Independent Directors Council (IDC);
Trustee, the College Retirement Equities Fund and Manager, TIAA
Separate Account VA-1 (2007–2023).
210

Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
and Term
(1)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Number of
Portfolios
in Fund
Complex
Overseen By
Board Member
Thomas J. Kenny
1963
730 Third Avenue
New York, NY 10017
Co-Chair and
Board Member
2024
Class I
Formerly, Advisory Director (2010–2011), Partner (2004–2010),
Managing Director (1999–2004) and Co-Head of Global Cash
and Fixed Income Portfolio Management Team (2002–2010),
Goldman Sachs Asset Management; Director (since 2015) and
Chair of the Finance and Investment Committee (since 2018),
Aflac Incorporated; Director (since 2018), ParentSquare; formerly,
Director (2021–2022) and Finance Committee Chair (2016–2022),
Sansum Clinic; formerly, Advisory Board Member (2017–2019),
B’Box; formerly, Member (2011–2012), the University of California at Santa Barbara Arts and Lectures Advisory Council; formerly,
Investment Committee Member (2012–2020), Cottage Health
System; formerly, Board member (2009–2019) and President of the
Board (2014–2018), Crane Country Day School; Trustee (2011–
2023) and Chairman (2017–2023), the College Retirement Equities
Fund; Manager (2011–2023) and Chairman (2017–2023), TIAA
Separate Account VA-1.
216
Amy B. R. Lancellotta
1959
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2021
Class II
Formerly, Managing Director, IDC (supports the fund independent director community and is part of the Investment Company
Institute (ICI), which represents regulated investment companies)
(2006-2019); formerly, various positions with ICI (1989-2006);
President (since 2023) and Member (since 2020) of the Board of
Directors, Jewish Coalition Against Domestic Abuse (JCADA).
216
Joanne T. Medero
1954
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2021
Class III
Formerly, Managing Director, Government Relations and Public
Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-
2020), BlackRock, Inc. (global investment management
firm); formerly, Managing Director, Global Head of Government
Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management
businesses) (2006-2009); formerly, Managing Director, Global
General Counsel and Corporate Secretary, Barclays Global
Investors (global investment management firm) (1996-2006);
formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm)
(1993-1995); formerly, General Counsel, Commodity Futures
Trading Commission (government agency overseeing U.S.
derivatives markets) (1989-1993); formerly, Deputy Associate
Director/Associate Director for Legal and Financial Affairs,
Office of Presidential Personnel, The White House (1986-1989);
Member of the Board of Directors, Baltic-American Freedom
Foundation (seeks to provide opportunities for citizens of the
Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).
216
Albin F. Moschner
1952
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2016
Class III
Founder and Chief Executive Officer, Northcroft Partners, LLC,
(management consulting) (since 2012); formerly,
Chairman (2019), and Director (2012-2019), USA Technologies,
Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial
Corporation (1996-2016); previously, held positions at Leap
Wireless International, Inc. (consumer wireless services),
including Consultant (2011-2012), Chief Operating Officer
(2008-2011), and Chief Marketing Officer (2004-2008); formerly,
President, Verizon Card Services division of Verizon
Communications, Inc. (2000-2003); formerly, President, One
Point Services at One Point Communications
(telecommunication services) (1999-2000); formerly, Vice
Chairman of the Board, Diba, Incorporated (internet
technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer
(1995-1996) of Zenith Electronics Corporation (consumer
electronics).
216

Trustees and Officers
(Unaudited) (continued)
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
and Term
(1)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Number of
Portfolios
in Fund
Complex
Overseen By
Board Member
John K. Nelson
1962
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2013
Class II
Formerly, Member of Board of Directors of Core12 LLC (2008–
2023) (private firm which develops branding, marketing and
communications strategies for clients); formerly, Member of The
President’s Council of Fordham University (2010–2019); formerly,
Director of the Curran Center for Catholic American Studies
(2009–2018); formerly, senior external advisor to the Financial
Services practice of Deloitte Consulting LLP. (2012–2014); formerly,
Trustee and Chairman of the Board of Trustees of Marian University
(2011–2013); formerly Chief Executive Officer of ABN AMRO Bank
N.V., North America, and Global Head of the Financial Markets
Division (2007–2008), with various executive leadership roles in
ABN AMRO Bank N.V. between 1996 and 2007.
216
Loren M. Starr
1961
730 Third Avenue
New York, NY 10017
Board Member 2024
Class III
Independent Consultant/Advisor (since 2021); formerly, Vice Chair,
Senior Managing Director (2020–2021), Chief Financial Officer,
Senior Managing Director (2005–2020), Invesco Ltd.; Director
(since 2023) and Audit Committee member (since 2024), AMG;
formerly, Chair and Member of the Board of Directors (2014–2021),
Georgia Leadership Institute for School Improvement (GLISI);
formerly, Chair and Member of the Board of Trustees (2014–2018),
Georgia Council on Economic Education (GCEE); Trustee, the
College Retirement Equities Fund and Manager, TIAA Separate
Account VA-1 (2022–2023).
215
Matthew Thornton III
1958
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2020
Class III
Formerly, Executive Vice President and Chief Operating Officer
(2018-2019), FedEx Freight Corporation, a subsidiary of FedEx
Corporation (FedEx) (provider of transportation, e-commerce
and business services through its portfolio of companies);
formerly, Senior Vice President, U.S. Operations (2006-2018),
Federal Express Corporation, a subsidiary of FedEx; formerly
Member of the Board of Directors (2012-2018), Safe Kids
Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since
2014), The Sherwin-Williams Company (develops,
manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International
(provider of communications infrastructure).
216
Margaret L. Wolff
1955
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2016
Class I
Formerly, member of the Board of Directors (2013-2017) of
Travelers Insurance Company of Canada and The Dominion of
Canada General Insurance Company (each, a part of Travelers
Canada, the Canadian operation of The Travelers Companies,
Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher &
Flom LLP (Mergers & Acquisitions Group) (legal services) (2005-
2014); Member of the Board of Trustees of New York-Presbyterian
Hospital (since 2005); Member of the Board of Trustees (since
2004) formerly, Chair (2015-2022) of The John A. Hartford
Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-
2015) of the Board of Trustees of Mt. Holyoke College.
216
Robert L. Young
1963
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2017
Class I
Formerly, Chief Operating Officer and Director, J.P. Morgan
Investment Management Inc. (financial services) (2010-2016);
formerly, President and Principal Executive Officer (2013-2016),
and Senior Vice President and Chief Operating Officer
(2005-2010), of J.P. Morgan Funds; formerly, Director and
various officer positions for J.P. Morgan Investment
Management Inc. (formerly, JPMorgan Funds Management,
Inc. and formerly, One Group Administrative Services) and
JPMorgan Distribution Services, Inc. (financial services)
(formerly, One Group Dealer Services, Inc.) (1999-2017).
216

Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
(2)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Officers of the Funds:
David J. Lamb
1963
333 W. Wacker Drive
Chicago, IL 60606
Chief
Administrative
Officer
2015 Managing Director of Nuveen Fund Advisors, LLC; Senior Managing Director of
Nuveen Securities, LLC; Senior Managing Director of Nuveen; has previously held various positions with Nuveen.
Brett E. Black
1972
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Chief
Compliance
Officer
2022 Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President
(2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance
Officer (2017-2022) of BMO Funds, Inc.
Mark J. Czarniecki
1979
901 Marquette Avenue
Minneapolis, MN 55402
Vice President
and Assistant
Secretary
2013 Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen
Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen;
Managing Director Assistant Secretary and Associate General Counsel of Nuveen
Asset Management, LLC; has previously held various positions with Nuveen;
Managing Director, Associate General Counsel and Assistant Secretary of Teachers
Advisors, LLC and TIAA-CREF Investment Management, LLC.
Jeremy D. Franklin
1983
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2024 Managing Director and Assistant Secretary, Nuveen Fund Advisors, LLC; Managing
Director, Associate General Counsel and Assistant Secretary, Nuveen Asset
Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management,
LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity
Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds
and TIAA-CREF Life Funds; Vice President, Associate General Counsel, and Assistant
Secretary, TIAA Separate Account VA-1 and College Retirement Equities Fund.
Diana R. Gonzalez
1978
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2017 Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice
President, Associate General Counsel and Assistant Secretary of Nuveen Asset
Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management,
LLC; Vice President and Associate General Counsel of Nuveen.
Nathaniel T. Jones
1979
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Treasurer
2016 Senior Managing Director of Nuveen; Senior Managing Director of Nuveen Fund
Advisors, LLC; has previously held various positions with Nuveen; Chartered
Financial Analyst.
Brian H. Lawrence
1982
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2023 Vice President and Associate General Counsel of Nuveen; Vice President, Associate
General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF
Investment Management, LLC; formerly Corporate Counsel of Franklin Templeton
(2018-2022).
Tina M. Lazar
1961
333 W. Wacker Drive
Chicago, IL 60606
Vice President 2002 Managing Director of Nuveen Securities, LLC.
Brian J. Lockhart
1974
333 W. Wacker Drive
Chicago, IL 60606
Vice President 2019 Senior Managing Director and Head of Investment Oversight of Nuveen; Senior
Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk
Manager.
John M. McCann
1975
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2022 Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC;
Managing Director, Associate General Counsel and Assistant Secretary of Nuveen
Asset Management, LLC; Managing Director and Assistant Secretary of TIAA SMA
Strategies LLC; Managing Director, Associate General Counsel and Assistant
Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-
CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association
of America, Teacher Advisors LLC, TIAA-CREF Investment Management, LLC,
and Nuveen Alternative Advisors LLC; has previously  held various positions with
Nuveen/TIAA.

Trustees and Officers
(Unaudited) (continued)
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
(2)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Kevin J. McCarthy
1966
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Assistant
Secretary
2007 Executive Vice President, Secretary and General Counsel of Nuveen Investments,
Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities,
LLC  and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of
Nuveen Asset Management, LLC; Executive Vice President, General Counsel and
Secretary of Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and
Nuveen Alternative Investments, LLC; Executive Vice President, Associate General
Counsel and Assistant Secretary  of TIAA-CREF Funds and TIAA-CREF Life Funds;
has previously held various positions with Nuveen; Vice President and Secretary of Winslow Capital Management, LLC; formerly, Vice President (2007-2021) and
Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa
Barbara Asset Management, LLC.
Jon Scott Meissner
1973
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2019 Managing Director, Mutual Fund Tax and Expense Administration of Nuveen, TIAA-
CREF Funds, TIAA-CREF Life Funds, TIAA Separate Account VA-1 and the CREF
Accounts; Managing Director of Nuveen Fund Advisors, LLC, Teachers Advisors, LLC
and TIAA-CREF Investment Management, LLC; has previously held various positions with TIAA.
James Nelson III
1976
730 Third Avenue
New York, NY 10017
Vice President 2024 Senior Managing Director, Global Head of Product, Publics, Nuveen; formerly, Head of North American Product Management & Pricing, Invesco (2018-2023).
Mary Beth Ramsay
1965
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President 2024 Chief Risk Officer, Nuveen and TIAA Financial Risk; Head of Nuveen Risk &
Compliance; Executive Vice President, Teachers Insurance and Annuity Association
of America; Executive Vice President, Risk, TIAA Separate Account VA-1 and the
College Retirement Equities Fund; formerly, Senior Vice President, Head of Sales and Client Solutions (2019-2022) and U.S. Chief Pricing Actuary (2016-2019), SCOR
Global Life Americas; Member of the Board of Directors of Society of Actuaries.
William A. Siffermann
1975
333 W. Wacker Drive
Chicago, IL 60606
Vice President 2017 Managing Director of Nuveen.
E. Scott Wickerham
1973
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Controller
2019 Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior
Managing Director of Nuveen Fund Advisors, LLC and Nuveen Asset Management,
LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of the
TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and
the CREF Accounts; has previously held various positions with TIAA.
Mark L. Winget
1968
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Secretary
2008 Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund
Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of
Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC and Nuveen
Asset Management, LLC; Vice President and Associate General Counsel of Nuveen.
Rachael Zufall
1973
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2022 Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC;
Managing Director, Associate General Counsel and Assistant Secretary of the CREF
Accounts, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life
Funds; Managing Director, Associate General Counsel and Assistant Secretary of
Teacher Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing
Director of Nuveen, LLC and of TIAA.
(1) Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2) Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Securities, LLC, member FINRA and SIPC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com
RAN-HYIF-0324P 3543974-INV-Y-05/25
Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606.
Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at:
www.nuveen.com/interval-funds
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. Upon request, a copy of the registrant’s code of ethics is available without charge by calling 800-257-8787.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Joseph A. Boateng, Albin F. Moschner, John K. Nelson, Loren M. Starr and Robert L. Young, who are “independent” for purposes of Item 3 of Form N-CSR.

Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs since 2007. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an Investment Committee Member for The Seattle Foundation. Mr. Boateng previously served on the Board of Trustees for the College Retirement Equities Fund (2018-2023) and on the Management Committee for TIAA Separate Account VA-1 (2019-2023).

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was as a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995.

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director and member of the Audit Committee for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2022-2023).

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
March 31, 2024	$26,600	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

March 31, 2023	$28,000	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
[2]	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.
[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
March 31, 2024	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

March 31, 2023	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
March 31, 2024	$0	$0	$0	$0
March 31, 2023	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountant and (ii) all audit and non-audit services to be performed by the Fund’s independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountant for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

Item 4(i) and Item 4(j) are not applicable to the registrant.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Joseph A. Boateng, Albin F. Moschner, John K. Nelson, Chair, Loren M. Starr, Margaret L. Wolff and Robert L. Young.

ITEM 6.	SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

ITEM 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Steven M. Hlavin is a Managing Director and portfolio manager at Nuveen. As a member of the High Yield Municipal Portfolio Management Team, he is responsible for supporting all High Yield Municipal strategies and is specifically responsible for managing the Enhanced High Yield Municipal Bond, High Yield Municipal Opportunities LP, Municipal Opportunities and Short Duration High Yield Municipal Bond Strategies. He oversees a number of state-specific, tax-exempt portfolios including the Kansas Municipal Bond, Louisiana Municipal Bond and Wisconsin Municipal Bond Strategies. He is also responsible for the tender option bond/inverse floating rate program used by some of the firm’s closed-end and open-end funds. Steven began his career with Nuveen in 2003, also working as a senior analyst responsible for risk management and performance measurement processes, developing yield curve strategies and portfolio optimization techniques. He received his B.A. in Finance and Accounting and an M.B.A. in Finance from Miami University.

Daniel J. Close, CFA, Managing Director at Nuveen Asset Management, leads the municipal fixed income strategic direction and investment perspectives for Nuveen. He serves as lead portfolio manager for high yield municipal strategies, along with tax-exempt and taxable municipal strategies that include customized institutional portfolios, open-end funds and closed-end funds. Prior to his current role, Dan helped establish and expand the platform as Head of Taxable Municipals. He is a portfolio manager of both high yield and investment grade municipal assets, and he has managed dedicated taxable municipal strategies for Nuveen since 2010. After joining Nuveen in 2000, he was a municipal fixed income research analyst covering the corporate-backed, energy, transportation and utility sectors. Dan began working in the investment industry in 1998 as an analyst at Banc of America Securities. He received his BS in Business from Miami University and his MBA from Northwestern University’s J. L. Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

Stephen J. Candido, CFA, Managing Director at Nuveen Asset Management, is a portfolio manager for high yield municipal strategies at Nuveen, managing high yield funds and institutional accounts. He also has responsibility for tax-exempt open-end funds and closed-end funds that allocate to both investment grade and high yield municipals. Stephen started working in the investment industry in 1996 when he joined Nuveen in the Unit Trust Division. Prior to his current role, he was a vice president and senior research analyst specializing in high yield sectors including land secured credits, project finance and housing. Stephen was also an assistant vice president for Nuveen’s Global Structured Products team beginning in 2005. He also served as the manager of the Fixed Income Unit Trust Product Management and Pricing Group starting in 2001 and prior to that held positions as an equity research analyst and fixed income pricing analyst. Stephen graduated with a B.S. in Finance from Miami University and an M.B.A. in Finance from the University of Illinois at Chicago. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

ITEM 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Other Accounts Managed. In addition to managing the registrant, the Portfolio Managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Steven M. Hlavin	Registered Investment Company	12	$18.60 billion
	Other Pooled Investment Vehicles	1	$394.35 million
	Other Accounts	0	$0
Daniel J. Close	Registered Investment Company	16	$27.46 billion
	Other Pooled Investment Vehicles	3	$586.60 million
	Other Accounts	45	$14.72 billion
Stephen J. Candido	Registered Investment Company	29	$54.02 billion
	Other Pooled Investment Vehicles	2	$514.13 million
	Other Accounts	5	$267.79 million

*	Assets are as of March 31, 2024. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Funds and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Funds or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Funds or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

ITEM 8(a)(3).	FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary Portfolio Managers’ compensation is as follows:

Portfolio manager compensation consists primarily of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

ITEM 8(a)(4).	OWNERSHIP OF HYIF SECURITIES AS OF MARCH 31, 2024

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Steven M. Hlavin	X
Daniel J. Close	X
Stephen J. Candido	X

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a	)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is available, upon request and without charge, by calling 800-257-8787 and there were no amendments during the period covered by this report.

(a	)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a	)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a	)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b	)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Enhanced High Yield Municipal Bond Fund

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer

Date: June 4, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: June 4, 2024

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: June 4, 2024